Exhibit 99.1
Kingstree, South Carolina	Lease Agreement
PURE NET LEASE AGREEMENT
SINGLE-TENANT BUILDING
Sykes Customer Support Center
Williamsburg Cooperative Commerce Center
58 Commerce Drive
Kingstree, South Carolina 29556
Tenant
SYKES ENTERPRISES, INCORPORATED
a Florida corporation
400 North Ashley Drive, Suite 2800
Tampa, Florida 33602
Tenant Federal Tax ID Number: 56-138-34-60
Tenant Telephone Number: 1-813-274-1000
Tenant Fax Number: 1-813-470-3735
Tenant E-mail Address: ronald.peaguirre@sykes.com
Landlord
KINGSTREE OFFICE ONE, LLC
a Florida limited liability company
2200 Cortelyou Road
Charlotte, North Carolina 28211-3838
Landlord Tax Number:
Telephone Number: 1-704-366-1811
Landlord: Kingstree Office One, LLC

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Kingstree, South Carolina	Lease Agreement
INDEX

ARTICLE Topic		Page Number
1	Real Property	4
2	Term	6
3	Rental	6
4	Options	8
5	Use of Real Property	8
6	Condition of Real Property	9
7	Alterations and Improvements	10
8	Maintenance and Repairs	12
9	Rules and Regulations	12
10	Indemnification and Insurance	13
11	Taxes	15
12	Damage by Fire or Other Casualty	16
13	Assignment and Subletting	16
14	Remedies Cumulative — Non-Waiver	17
15	Default by Tenant	17
16	Storage	18
17	Landlord’s Attorney Fees	18
18	Peaceful Possession	18
19	Services of Landlord	19
20	Holding Over	19
21	Eminent Domain	20
22	Subordination	20
23	Transfer of Landlord’s Interest	21
24	Estoppel Certificate	21
25	Waiver of Claims	21
26	Force Majeure	21
27	Exculpation	22
28	Environmental Issues	22
29	Gratuitous Services	23
30	Communications	23
31	Parties Included	24
32	Severability	24
33	Defined Terms	24
34	Special Stipulations	27
35	General Provisions	27
36	Other Provisions	28
Landlord: Kingstree Office One, LLC

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Kingstree, South Carolina	Lease Agreement

Exhibit	Description
A	Rules and Regulations	31

B	Covenants and Restrictions for Williamsburg Cooperative Commerce Center	33
Landlord: Kingstree Office One, LLC

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Kingstree, South Carolina	Lease Agreement

STATE OF SOUTH CAROLINA	LEASE AGREEMENT

WILLIAMSBURG COUNTY	SYKES CUSTOMER SUPPORT CENTER
     THIS LEASE AGREEMENT, made and entered into this 25th day of January 2008 (the “Effective Date”) by and between Kingstree Office One, LLC, a Florida limited liability company whose address is: 2200 Cortelyou Road, Charlotte, North Carolina 28211-3838, Owner of Sykes Customer Support Center, 58 Commerce Drive, Kingstree, South Carolina 29556, hereinafter referred to as (the “Landlord”); and Sykes Enterprises, Incorporated, whose address is: 400 North Ashley Drive, Suite 2800, Tampa, Florida 33602 hereinafter referred to as Tenant. Landlord and Tenant jointly hereinafter referred to as (the “Parties”). This Lease agreement hereinafter referred to as (the “Lease”). Defined Terms are identified throughout this document, See Article Thirty-three (33) for additional Defined Terms.
W I T N E S S E T H:
The Parties agree for themselves, their heirs, successors and assigns, as follows:
Contingency: Landlord does not own the Real Property hereinafter defined on the date this Lease Agreement is executed by and between Landlord and Tenant. Landlord has reached a verbal agreement to purchase the Real Property, expects to sign a contract to purchase the Real Property, perform purchaser due diligence and close the purchase transaction on or before February 29, 2008. In the event Landlord is unable to close on the purchase of the Real Property on or prior to February 29, 2008 for any reason, Landlord may terminate this Lease Agreement as if it had never existed by delivering written notice to Tenant.
ARTICLE ONE (1)
REAL PROPERTY
SECTION 1.1 In consideration of the Rents, covenants, obligations and agreements reserved and contained in this Lease on the part of Tenant to be observed and performed, Landlord leases to Tenant, and Tenant accepts and leases the Real Property from Landlord.
SECTION 1.1.1 Real Property is the following described to-wit:
          All that certain piece, parcel or tract of land lying, being and situate in The State of South Carolina, County of Williamsburg, near the Town of Kingstree, containing 8.808 acres (383,687 square feet) and being shown and delineated as Lot No. 14 on a plat made by B. P. Barber & Associates dated the 27th day of April 2000, and having the following metes and bounds to-wit: Beginning at a 5/8” rebar at the intersection of the Northern right-of-way of US Highway 52 and Industrial Centre Road (now or formerly) and proceeding along a curve to the right in a direction of S72°59’42“W for a chord distance of 64.30 feet (such curve having a radius of 50.00 feet and an arc distance of 69.96 feet) to a 5/8” rebar on the Northern right-of-way of Industrial Centre Road (now or formerly); thence proceeding along such right-of-way N66º55’08“W for a distance of 368.43 feet to a 5/8” rebar; thence turning and proceeding along Lot # 13 in a direction of N17°04’51“E for a distance of 836.42 feet to a 5/8” rebar; thence turning and proceeding along Lot # 11 in a direction of S76°34’43“E for a distance of 414.19 feet to a 5/8” rebar on the right-of-way of US Highway 52: thence running and proceeding along the right-of-way of US Highway 52 S11°07’58“W for a distance of 314.67 feet to a concrete right-of-way monument, thence turning and proceeding along a curve to the right in a direction of S19°25’28“W for a chord distance of 537.89 feet (said
Landlord: Kingstree Office One, LLC

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Kingstree, South Carolina	Lease Agreement
curve having a radius of 1864.94 feet and an arc distance of 539.78 feet) to a 5/8” rebar, thence S32°54’33“W for a distance of 15.44 feet to a 5/8” rebar, this being the point of Beginning. Being the same parcel of land conveyed by Williamsburg County Development Corporation to Kingstree Partners, LLC, a South Carolina limited liability company by General Warranty Deed May 23, 2000.
SECTION 1.1.2 Legal description written in SECTION 1.1.1 is also known under the street numbering system in place on the Effective Date as : 58 Commerce Street, Kingstree, South Carolina 29556
SECTION 1.2

Figure One (1)	Floor Plan

Figure Two (2)	Site Plan
Landlord: Kingstree Office One, LLC

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Kingstree, South Carolina	Lease Agreement

Figure Three (3)	Elevation
ARTICLE TWO (2)
Term
SECTION 2.1 This Lease shall be for a period of twenty (20) years (the “ Term”), commencing on March 1, 2008, hereinafter referred to as the “Commencement Date”, and fully and absolutely ending on February 28, 2028 (the “Ending Date”) unless extended or shortened as provided for in this Lease. The period of time between the Commencement Date and the Ending Date hereinafter referred to as (the “Term”).
ARTICLE THREE (3)
RENTAL
SECTION 3.1 Tenant agrees to pay Landlord on the first (1st) day of each month during the Term the following Base Rent and all Additional Rent due without deduction, set-off, prior notice or demand, subject to adjustments specified in this Lease, as Rent for the Real Property:

Period:		Base Rent
From	Through:	Due Monthly
March 1. 2008	February 28, 2013	$29,895.83
The amount of monthly Base Rent charged shall be fixed for the first five (5) years of the Term (through February 28, 2013), thereafter (beginning March 1, 2013), the monthly Rent amount shall be increased annually on March 1 at the rate of three (3%) percent compounded over the amount of Rent for the previous year.
SECTION 3.1.1 All Additional Rent shall be due and payable along with Tenant’s next monthly installment payment of Base Rent.
SECTION 3.2 Base Rent at the rate(s) shown in Section 3.1 is payable monthly in advance along with all Additional Rent. Rent, as adjusted from time to time, is due and payable on or before the first (1st) day of each and every successive calendar month for the entire Term as it may be extended from time to time.
SECTION 3.3 Tenant shall mail all Rent made payable to Landlord as follows:
KINGSTREE OFFICE ONE, LLC
P.O. Box 739
Landlord: Kingstree Office One, LLC

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Kingstree, South Carolina	Lease Agreement
Tampa, Florida 33601-0739
or at such other place and/or to a different entity as Landlord may direct in writing from time to time.
SECTION 3.4 Base Rent and Additional Rent payable for a portion of a month, if any, shall be prorated.
SECTION 3.5 First monthly installment of Rent due as provided for in this Article Three (3) of this Lease shall be due and payable when this Lease is executed by Tenant.
SECTION 3.6 Tenant agrees to pay directly to the appropriate vendor or supplier the cost of all building Operating Expenses associated with the Real Property.
SECTION 3.6.1 Landlord may not be able to cause certain Operating Expenses to be set up for direct billing to Tenant. Such costs may or may not include but are not limited to Real Estate Taxes and Insurance Expenses. Tenant agrees to promptly reimburse Landlord the full costs of all Operating Expenses paid or to be paid by Landlord. Tenant’s obligation to reimburse Landlord the full amount paid or to be paid for Operating Expenses by Landlord shall be Additional Rent.
SECTION 3.6.2 If the Term of this Lease shall begin or end on a date other than the first or last day of a calendar year, the first and or final annual charges to Tenant with respect to Operating Expenses shall be pro-rated on a daily basis, based on a three hundred sixty-five (365) day calendar year.
SECTION 3.7 Tenant shall make installment payments of Rent and Additional Rent as they change from time to time, due Landlord on the first day of each month during the entire Term of this Lease including any renewals, extensions or holdovers, with the initial amounts as follows:

	Reference	Item	Monthly Payment
1.	ARTICLE 3	Rent	$29,895.83
2.	ARTICLE 11	Taxes	2,100.00
3.	ARTICLE 11	Insurance	1,000.00
	Total		$32,995.83
               SECTION 3.7 Breakdown is for illustrative purposes only.
SECTION 3.8 Termination Option: Beginning on the first day of the third year of the Term and each first day of every year of the Term thereafter, Tenant shall have the right to unilaterally terminate all of the remaining Term by providing Landlord with written notice of its intention to so terminate along with collected funds in the amount of the pre-termination penalty (“Penalty”) as follows at least six (6) months prior to the effective date of such early termination (“Early Termination Date”):

Early Termination Date	Notice Date (on or before)	End of Year	Penalty Amount
February 28, 2010	August 31, 2009	Two (2)	$1,300,000.00
February 28, 2011	August 31, 2010	Three (3)	1,200,000.00
February 28, 2012	August 31, 2011	Four (4)	1,080,000.00
February 28, 2013	August 31, 2012	Five (5)	950,000.00
February 28, 2014	August 31, 2013	Six (6)	800,000.00
February 28, 2015	August 31, 2014	Seven (7)	630,000.00
February 28, 2016	August 31, 2015	Eight (8)	440,000.00
February 28, 2017	August 31, 2016	Nine (9)	230,000.00
The Penalty payable by Tenant to Landlord for establishing an Early Termination Date as provided above at the end of the tenth (10th) year of the Term and thereafter shall be an amount equal to three (3) months of Base Rent for the subsequent year of the Term as established in this Lease.
Landlord: Kingstree Office One, LLC

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Kingstree, South Carolina	Lease Agreement
ARTICLE FOUR (4)
OPTIONS
SECTION 4.1 Provided all installments of Rent and Additional Rent have been paid when due and all other conditions of this Lease have been properly complied with by Tenant, Tenant may at its option extend the Term for four (4) additional periods of five (5) years each. In the event Tenant fails to timely Exercise any one of its four (4) options to extend the Term as provided above all remaining options to extend the Term shall be automatically terminated.
SECTION 4.1.1 Tenant shall Exercise each option by giving Landlord written notice at least six (6) calendar months before the end of the current Term as such Term may have been extended from time to time.
SECTION 4.1.2 In the event Tenant Exercises its option(s) to renew or extend the Term of this Lease, all other terms and conditions set forth in this Lease shall continue in full force and effect, except Base Rent and Penalty shall be adjusted as provided in this Lease.
SECTION 4.1.2.1 When an option to extend the Term of this Lease has been Exercised or the Term is extended for any other reason including without limitation by mutual agreement between the Parties, the Base Rent payable monthly shall be the greater of: (1.) the amount established by formula in Section 3.1 of this Lease or (2.) an amount determined by taking the initial Base Rent payable during the first twelve (12) months of the original Term of this Lease plus an amount equal to the product resulting from multiplying the percentage of increase in the cost of living as reported in the consumer price index defined in SECTION 4.1.3 below for the month, six (6) months prior to the Commencement Date of this Lease as compared with the Commencement Date calendar month, six (6) months prior to the scheduled expiration month of the current Term of this Lease as it may have been extended from time to time.
SECTION 4.1.3 Consumer Price Index as used herein is the “Revised Consumer Price Index for all urban consumers, CPI-U, US City Average, (1982-84=100) (“CPI”) the base period, published by the Bureau of Labor Statistics of the United States Department of Labor (“BLS”). If publication of the CPI is discontinued subsequent to the Effective Date, the Parties shall thereafter accept comparable statistics on the cost of living as they shall be compiled and published by the Agency of the United States that succeeds the BLS in compiling such statistics.
SECTION 4.2 Submission of this Lease for examination does not constitute a reservation of or option for the Real Property. This Lease shall become effective only upon execution and delivery thereof by both Parties.
SECTION 4.3 No holding over after the termination of this Lease shall be termed a renewal, instead the Lease shall become a tenancy at sufferance, and such occupancy shall be subject to the provisions contained in SECTION Twenty (20) of this Lease.
ARTICLE FIVE (5)
USE OF REAL PROPERTY
SECTION 5.1 Real Property shall be used and occupied by Tenant for the Intended Use.
SECTION 5.2 Real Property shall not be used for illegal purposes, nor in any manner to create any nuisance or trespass or tending to disturb any neighbors, nor in any manner to violate the insurance or increase the rate of insurance on the Property including without limitation the building. All other uses are strictly prohibited, including without limitation Tenant shall not use the Property or any part of it for retail purposes, bulk storage, storage of hazardous materials, distribution of products, or manufacturing of any kind or type.
SECTION 5.3 Tenant shall not use or permit upon the Real Property anything dangerous to life or limb.
Landlord: Kingstree Office One, LLC

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Kingstree, South Carolina	Lease Agreement
SECTION 5.4 Tenant shall not overload floor(s) nor in any manner deface or injure the Real Property or any part thereof.
SECTION 5.4.1 Tenant shall not have the right to occupy and use the Real Property for any use or purpose which Landlord, in its sole judgment, declares from time to time as an unsuitable use for the quality of office and services building Landlord intends to maintain within Sykes Customer Support Center.
SECTION 5.4.2 Tenant shall not have the right to use or permit the use of the Real Property for any use deemed unsuitable by Landlord. Landlord has determined that some unsuitable uses include but are not limited to; on site laundries, on site consumption of alcoholic beverages and the sale or viewing of pornographic materials.
SECTION 5.5 Tenant covenants the use or uses made of the Real Property by Tenant will not violate the Williamsburg Cooperative Commerce Center covenants and restrictions, zoning ordinances or other laws, rules or regulations of Federal, State, County or Municipal regulatory agencies or authorities, now in force or hereafter adopted, which in any manner affect the use of the Real Property or any appurtenances thereto.
SECTION 5.5.1 Tenant shall not change the zoning or Intended Use of the Property. It is Landlord’s intent to operate the Property now and in the future as a location for general office uses, including the Intended Use.
SECTION 5.6 City of Kingstree and Williamsburg County as a part of their police power dictates the use of Property within their jurisdiction and enforces, without limitation: deed restrictions, zoning ordinances, overlay district ordinances, building codes, and other laws that regulate what a Tenant has to do to operate a business, if permitted on any given parcel of land or any building thereon. Tenant shall at its sole expense comply with all regulatory requirements.
SECTION 5.7 Williamsburg Cooperative Commerce Center enforces, without limitation: covenants and restrictions that regulate what a Tenant has to do to operate a business within Williamsburg Cooperative Commerce Center where the Real Property is located. Tenant shall at its sole expense comply with all requirements of Williamsburg Cooperative Commerce Center.
SECTION 5.8 Tenant acknowledges that in the event of any Breach of this Lease the remedy of Landlord at law would be inadequate and therefore, and in that event, Landlord shall be entitled to terminate this Lease or to relief by injunction, or otherwise, as Landlord may elect in its sole discretion. Landlord’s remedies, in any event, shall be cumulative rather than exclusive.
ARTICLE SIX (6)
CONDITION OF REAL PROPERTY
SECTION 6.1 Tenant accepts the Real Property in such condition and repair as it is in on the Commencement Date. Occupancy of the Real Property shall be conclusive evidence of the good and satisfactory condition of the Real Property.
SECTION 6.1.1 Tenant acknowledges: 1.) the Real Property was previously used as an office by ClientLogic; 2.) Landlord has not represented the actual condition of the Real Property.
SECTION 6.2 Tenant shall, upon termination of this Lease, surrender the Real Property in the Commencement Date condition.
SECTION 6.3 If Landlord is to make any changes or improvements to the Real Property, occupancy of the Real Property by Tenant shall be conclusive evidence of its acceptance, without objection, of such improvements. Only those improvements, if any, set forth below are to be made by Landlord. No verbal
Landlord: Kingstree Office One, LLC

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Kingstree, South Carolina	Lease Agreement
discussions of same shall bind the Landlord. Any other improvements to the Real Property shall be the responsibility of Tenant.
          A. None
ARTICLE SEVEN (7)
ALTERATIONS AND IMPROVEMENTS
SECTION 7.1 No alterations, additions or improvements to the Real Property, except such as may be provided for in this Lease shall be made without first having the written consent of Landlord.
SECTION 7.1.1 Tenant shall obtain at the sole expense of Tenant all required plans (drawings), building permits, work, inspections, and Certificate(s) of Occupancy or like documents by any other name. Tenant may be required by various regulatory authorities to obtain sealed architectural and engineered drawings before building permits and Certificates of Occupancy can be obtained or issued. All architectural and engineered drawings required by all regulatory authorities shall be obtained by Tenant at its sole expense, with sealed copies provided to Landlord before any work is performed.
SECTION 7.1.1.1 Tenant shall comply with all requirements imposed on the Real Property by the City of Kingstree, Williamsburg County, and the State of South Carolina who exercise regulatory control over building modifications and use.
SECTION 7.2 All improvements, additions, or alterations made by Tenant, at its expense, with or without written consent, including any and all fixtures installed, shall unless otherwise agreed in writing, remain on the Real Property as the property of Landlord without compensation to Tenant, or shall be removed, at Landlord’s option. Tenant shall contact Landlord at least ninety (90) days prior to the Termination Date and arrange with Landlord a mutually satisfactory time for a Landlord-Tenant walk through of the Real Property. During such walk through the Parties will make a list of works required to be completed by Tenant without limitation, at the expense of Tenant before the Real Property can be returned to Landlord on the Termination Date. On or about five (5) working days prior to the Termination Date the Parties shall walk through the Real Property to observe the completed work listed on the ninety (90) day list and make a list of works, if any, that are required to be completed by Tenant without limitation, at the expense of Tenant before the Real Property can be returned to Landlord on the Termination Date.
SECTION 7.2.1 On the Termination Date all damage to the Real Property shall have been repaired and the Real Property restored to its condition on the Commencement Date. All cost to restore the Real Property to its Commencement Date condition shall be paid by Tenant prior to the Termination Date. If there is incomplete work on the Termination Date, Tenant shall pay Landlord a sum equal to the estimate of Landlord to cover the full cost of such restoration no later than the Termination Date. Additionally, if works remain incomplete on the Termination Date, Tenant shall pay Landlord Rent and Additional Rent for a period of time estimated by Landlord that is required to get such works completed under then current market conditions at the Holdover Rate. Such period of time to get the incomplete work done shall be estimated by Landlord and paid to Landlord on or before the Termination Date. Failure to pay the estimated Rent, Additional Rent and estimated cost of restoration when due is the same as not returning the Real Property to Landlord on the Termination Date and the terms of Article Twenty (20) of this Lease shall apply until all work has been completed by and at the expense of Tenant and all Rent and Additional Rent has been paid though the end of the month when all such work is completed and accepted by Landlord.
SECTION 7.2.2 Tenant shall, at its cost, repair any damage caused by the removal of trade fixtures, in restoring the Real Property to their original condition.
SECTION 7.3 Tenant agrees to hold Landlord harmless from all claims of liability for labor, materials, general contractors, sub-contractors and sub-sub-contractors or other liens, every kind and type by any name in connection with any alterations, additions, or improvements.
Landlord: Kingstree Office One, LLC

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Kingstree, South Carolina	Lease Agreement
SECTION 7.3.1 Tenant shall furnish Landlord with a waiver or waivers of lien or bond in form with surety satisfactory to Landlord before starting, during or after completion of any work in connection with alterations, additions or improvements to the Real Property.
SECTION 7.4 Tenant agrees to reimburse Landlord immediately upon demand for any damage to the Real Property including without limitation the following: heating, ventilation, air conditioning, water, plumbing and electric systems, roof, parking lot, landscaping, fixtures, appliances, or appurtenances of the Real Property caused by any act or omission of Tenant, or of any person or persons in the employ or under the control of Tenant whether such act or omission is negligent or not.
SECTION 7.5 Tenant and each General Contractor (“GC”) and each separate Subcontractor shall purchase and maintain such insurance as will protect Landlord from all claims under workmen’s compensation acts and all employee benefit acts, from claims for damages to property which may arise out of or result from the operations of GC on the Real Property, whether such operations are by Tenant or any GC or any Subcontractor or anyone directly or indirectly employed by any of them or visiting the Real Property for any reason. Each GC and each separate Subcontractor shall provide as a minimum the following insurance value limitations:

Type of Insurance	Limits
GENERAL LIABILITY
Commercial General Liability
General Aggregate	$2,000,000.00
Products-Comp/OPAGG.	$2,000,000.00
Personals Adv. Injury	$1,000,000.00
Each Occurrence	$1,000,000.00
Fire Damage (Any one fire)	$50,000.00
Med. Exp. (Any one person)	$40,000.00
AUTOMOBILE LIABILITY
Combined Single Limit	$1,000,000.00
Bodily Injury (per person)
Bodily Injury (per accident)
Property Damage
EXCESS LIABILITY
Umbrella Form
Each Occurrence	$5,000,000.00
Aggregate	$5,000,000.00
WORKER’S COMPENSATION AND EMPLOYERS’ LIABILITY
Statutory Limits
Each Accident	$500,000.00
Disease — Policy Limit	$500,000.00
Disease — Each Employee	$500,000.00
Landlord: Kingstree Office One, LLC

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Kingstree, South Carolina	Lease Agreement
Tenant and each GC shall name, and shall cause each of its Subcontractors to name, Landlord, Landlord’s affiliates, and their respective members, directors, officers, employees, agents, successors and permitted assigns, as additional insureds under each of their liability insurance policies. Tenant and each GC shall purchase and maintain such insurance and cause each of their Subcontractors to purchase and maintain such insurance. At the option of Tenant, Tenant may maintain such additional insurance for the account Tenant and name Landlord Parties as additional insureds. The insurance coverage Landlord requires of Tenant and each GC and their Subcontractors shall be primary, and all coverage shall be non-contributing with respect to any other insurance or self-insurance that may be maintained by Tenant or Landlord.
Tenant and each GC shall provide Landlord prior to performing any work within the Real Property a certified true copy of the actual insurance policies with coverages outlined above as a minimum with Landlord, Landlord’s affiliates, and their respective members, directors, officers, employees, agents, successors and permitted assigns, named as additional insureds. Landlord shall have all of the rights of Tenant and GC under all insurance policies as their respective interest may require.
Notwithstanding any provision in this Lease to the contrary, all insurance coverage amounts set forth in this SECTION 7.5 are required to be maintained by Tenant and GC and each separate Subcontractor on a Per Project Basis. For purposes of this SECTION 7.5 “Per Project Basis” means that the insurance, in the amounts specified must be dedicated exclusively to proposed work, and that such insurance will not be available for or apply to any claims in connection with projects for other Landlord’s or owners.
Tenant and GC and Subcontractors obligation to maintain insurance coverage as set forth in this Lease is in addition to, and not in substitution for other obligations of Tenant under this Lease, Tenant and GC’s liability to Landlord is not limited to the amount of insurance coverage required.
ARTICLE EIGHT (8)
MAINTENANCE AND REPAIRS
SECTION 8.1 Tenant shall keep the Real Property including the building in which the Premises are located in top working condition and state of repair, making all repairs and replacements and performing normal and customary preventative maintenance, including but not limited to: plumbing, plumbing fixtures, electric system(s), heating system(s), ventilating system(s), fire suppression systems, air conditioning system(s), all glass, all walls, all doors and hardware, parking lots, pavement, pavement striping, landscaping (including plants and grass for which proper maintenance requires watering, cutting, edging, pruning, fertilizing, over seeding and replacement of plants which die from time to time), buildings exteriors, building interiors, glass, exterior areas, roof, and equipment (including without limitation: electrical system, diesel operated electric generator, uninterrupted power supply (“UPS”), etc.), in as good condition, order and repair as same existed on the Commencement Date.
SECTION 8.2 Tenant shall keep the Real Property including adjacent walkway(s) and delivery areas in good repair, orderly and sanitary condition free of cracks, settling, garbage, crating waste, and other debris.
ARTICLE NINE (9)
RULES AND REGULATIONS
SECTION 9.1 Tenant, Tenant’s servants and agents shall at all times observe, perform and abide by
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Rules and Regulations attached as Exhibit “A”, which are a part of this Lease, together with such other and further rules and regulations Landlord may adopt from time to time.
ARTICLE TEN (10)
INDEMNIFICATION AND INSURANCE
SECTION 10.01 Indemnifications. Tenant agrees to protect, indemnify, hold harmless and defend Landlord and Mortgagee (if any) as the named Landlord and/or Mortgagee may change from time to time during the Term, and their respective partners, shareholders, members, managers, directors, officers, agents, employees, contractors, clients and invitees (collectively “Landlord Parties”) from and against any and all claims, actions, causes of action, judgments, fines, penalties, losses, damages (including Environmental Damages), liabilities and actual attorney’s and consultant’s fees and legal and other costs and expenses, including but not limited to damages for bodily injury, death and property damage, which are caused by, arise out of, occasioned by or in any way attributable to any of the following, whether the active or passive negligence of Landlord Parties was a contributing cause, except to the extent caused by the gross negligence of Landlord Parties: (a) the use or occupancy of the Real Property, (b) the use or occupancy or any other portion of the Real Property by Tenant or any other Tenant Parties, (c) the acts or omissions of any Tenant Parties, or (d) the handling, presence, release, spill, leakage or migration of any Tenant’s Hazardous Materials. Nothing herein shall be interpreted or used to in any way affect, limit, reduce or abrogate any insurance coverage provided by any insurers to either Tenant or Landlord. Notwithstanding anything to the contrary contained in this Lease, nothing herein shall be construed to infer or imply that Tenant is a partner, party to a joint venture, agent, employee, or otherwise acting by or at the direction of Landlord.
SECTION 10.02 Property Insurance.
SECTION 10.02.01 At all times during the Lease Term, Tenant shall procure and maintain, at its sole expense, “all-risk” or causes of loss-special form property insurance, for damage or other loss caused by fire or other casualty or cause including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting of pipes or explosion, in an amount not less than one hundred percent (100%) of the replacement cost covering (a) leasehold improvements made at the expense of Tenant and (b) Tenant’s trade fixtures, equipment, contents, bailed property, inventory, business records and other personal property from time to time situated in the Real Property, including, without limitation, all floor and wall coverings. The proceeds of such insurance shall be used for the repair or replacement of the property so insured, except that if not so applied or if this Lease is terminated following a casualty, the proceeds applicable to the leasehold improvements shall be paid to Landlord and the proceeds applicable to Tenant’s personal property shall be paid to Tenant.
SECTION 10.02.02 At all times during the Lease Term, Tenant shall procure and maintain business income and extra expense coverage in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils insured against in Section 10.02.01
SECTION 10.02.03 Tenant shall procure and maintain environmental impairment insurance (occurrence coverage), or its equivalent form, if Tenant Handles any Hazardous Materials at the Real Property in such amounts as will cover any cost, liability or expense resulting from release, discharge, spill or leak of any Tenant’s Hazardous Materials at the Real Property.
SECTION 10.02.04 Landlord shall at all times during the Lease Term procure and maintain “all-risk” or causes of loss-special form property insurance in the amount not less than ninety percent (90%) of the insurable replacement cost covering the Building and improvement to the Real Property and such other insurance as may be required by a Mortgagee or otherwise desired by Landlord.
SECTION 10.03 Liability Insurance. Beginning on the Effective Date and at all times during the Lease Term as it may be extended from time to time, Tenant shall procure and maintain, at its sole expense, commercial general liability insurance written on a per occurrence basis applying to the use and occupancy
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of the Real Property and the business operated by Tenant. Such insurance shall have a minimum combined single limit of liability of at least Five Million Dollars ($5,000,000) per occurrence and a general aggregate limit of at least Five Million Dollars ($5,000,000). All such policies shall be written to apply to all bodily injury, property damage, personal injury losses and shall be endorsed to include as additional insureds the following parties: Kingstree Office One, LLC a Florida limited liability company, JHS Equity, LLC, a Florida limited liability company, JHS Management, LLC a Florida limited liability company and their respective officers, members, managers, agents and employees, and/or such other parties as Landlord may reasonably designate from time to time. Such liability insurance shall be written as primary coverage, not excess or contributing with or secondary to any other insurance as may be available to the Landlord or additional insureds.
SECTION 10.04 At all times during the Lease Term, Tenant shall procure and maintain Workers’ Compensation Insurance in accordance with the laws of the State of South Carolina, and Employers’ Liability insurance with a limit not less than One Million Dollars ($1,000,000) Bodily Injury Each Accident; One Million Dollars ($1,000,000) Bodily Injury By Disease — Each Person; and One Million Dollars ($1,000,000) Bodily Injury by Disease — Policy Limit.
SECTION 10.05 At all times during the Lease Term, Tenant shall provide and maintain, at its sole expense, Commercial Automobile Liability Insurance including owned, non-owned and hired vehicles, applying to the use of any vehicles arising out of the operations of Tenant. Such insurance shall apply to bodily injury and property damage in a combined single limit of not less than One Million Dollars ($1,000,000) per accident.
SECTION 10.06 Policy Requirements. All insurance required to be maintained by Tenant shall be issued by insurance companies authorized to do insurance business in the state in which the Real Property is located and rated not less than A-VIII in Best’s Insurance Guide or a Standard and Poor’s claims paying ability rating of not less than AA and Landlord shall approve the policy form and deductible. A certificate of insurance (or, at Landlord’s option, copies of the applicable policies) evidencing the insurance required under this Lease shall be delivered to Landlord not less than thirty (30) days prior to the Commencement Date. No such policy shall be subject to cancellation or modification without thirty (30) days prior written notice to Landlord and to any other party designated by Landlord to Tenant. Tenant shall furnish Landlord with a replacement certificate with respect to any insurance not less than thirty (30) days prior to the expiration of the current policy. Tenant shall have the right to provide the insurance required by this Lease pursuant to blanket policies, but only if such blanket policies expressly provide coverage to the Real Property and the Landlord as required by this Lease. Tenant may not self-insure. Tenant shall be responsible to Landlord for any costs incurred by Landlord which exceed Landlord requirements and/or arise out of Tenant’s failure to maintain any of the insurance required to be maintained hereunder. See SECTION 10.13 of this Lease.
SECTION 10.07 Waivers of Claims. Tenant waives all claims against Landlord for injury or death to persons, damage to property, loss of income and additional expenses or to any other interest of Tenant sustained by Tenant or any party claiming through Tenant resulting from: (i) any occurrence in or upon the Real Property; (ii) leaking of roofs, bursting, stoppage or leaking of water, gas, sewer or steam pipes or equipment, including sprinklers; (iii) wind, rain, snow, ice, flooding, freezing, fire, explosion, earthquake, excessive heat or cold, fire or other casualty; (iv) any system or equipment serving the Real Property or Building being defective, out of repair or failing; and (v) vandalism, malicious mischief, theft or other acts or omissions of any other parties including, without limitation, sub-tenants, contractors and invitees. Tenant waives any right it might otherwise have to terminate this Lease for any reason pursuant to this Section 10.07.
SECTION 10.08 Waivers of Subrogation. Each party hereby waives any right of recovery against the other for injury or loss covered by insurance described in Article 10 to the extent of the injury or loss covered thereby. Such waiver shall apply to any deductibles or self-insured reserves. Any policy of insurance to be provided by Tenant pursuant to this Lease shall contain a clause denying the insurer any right of subrogation against Landlord.
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SECTION 10.09 Landlord shall not be liable for any damages for the stoppage, interruption, or fluctuation in flow amount or presence of water, electric power, natural gas, radon gas, heat, ventilation or air conditioning, whether caused by riot, strike, accident, failure to make needed repairs or by any cause over which Landlord has no control.
SECTION 10.10 Landlord shall not be liable for any act, negligence or delay not authorized by Landlord, Landlord’s agents or employees. Any such act, neglect or delay shall not be construed or considered as an actual or constructive eviction of Tenant, nor shall it in any way operate to release Tenant from the punctual performance of each and all other covenants herein by Tenant to be performed.
SECTION 10.11 Tenant shall indemnify and save Landlord harmless from any and all claims, actions, damages, liabilities and expenses in connection with personal injuries or damaged property incidental, consequential, or economic damages or injuries, arising from its occupancy of the Real Property, or occasioned in whole or in part by any act or omission of Tenant, its agents, contractors, employees, customers, licensees, guests or other persons.
SECTION 10.12 Landlord shall not be liable to Tenant or to any insurance company (by way of subrogation or otherwise) for any:
SECTION 10.12.1 loss or damage to any building, structure, or other tangible property;
SECTION 10.12.2 liability for personal injury;
SECTION 10.12.3 losses under workers’ compensation laws and benefits;
SECTION 10.12.4 Article Ten (10) covers all such loss, even though damage or liability might be caused by the negligence of such party, its agents, contractors, invitees, or employees;
SECTION 10.13 Notwithstanding anything contained in this Lease to the contrary nothing in this Lease shall limit the liability of Tenant including without limitation the stated minimum amounts of coverage for which Tenant shall provide proof of coverage. While there is no maximum amount of coverage Tenant is required to carry the stated minimums are not limits and do not relieve Tenant from liability if the liability is greater than such amounts. Tenant shall decide the limits of insurance Tenant will carry above the minimums required by this Lease if any.
ARTICLE ELEVEN (11)
TAXES
SECTION 11.1 Landlord will maintain and pay for building fire insurance, with extended coverage, and pay real property taxes on the Real Property, subject to reimbursement by Tenant as Additional Rent.
SECTION 11.2 Tenant shall pay as Additional Rent all applicable sales tax on Rent and Additional Rent, if any.
SECTION 11.3 Tenant shall pay all other taxes including without limitation property taxes on all personal property directly to the taxing authorities.
SECTION 11.4 Tenant shall have the right, in its name, to protest or review by legal proceedings or in such other manner as it may deem suitable any tax or assessment with respect to the Real Property, provided any such protest or review shall be at the sole expense of Tenant.
SECTION 11.4.1 Landlord will on request, furnish Tenant with tax receipts, bills or other data which Tenant may deem necessary or proper for the purpose of such protest or review and such authorization or authorizations as may be necessary therefore.
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SECTION 11.5 Tenant shall pay Landlord monthly installment payments of real property taxes paid or payable and insurance purchased by Landlord based on the best estimate of Landlord using charges for such from the previous year. Landlord and Tenant shall adjust any over or under payment when actual amounts are known.
ARTICLE TWELVE (12)
DAMAGE BY FIRE OR OTHER CASUALTY
SECTION 12.1 If the Real Property is damaged by fire or other casualty during the Lease Term of this agreement to the extent the Premises become unusable, Landlord shall have the right, but shall not be obligated, to effect the repairs necessary to make the Real Property usable within one hundred eighty (180) days following the date Landlord receives notice of such damage by fire or other casualty.
SECTION 12.1.1 In the event the Real Property is not rendered usable within such one hundred eighty (180) days, and Landlord has not started making the required repairs, either party to this Lease may terminate this Lease. If Landlord has started making the repairs and is or has been delayed for reasons beyond the control of Landlord, Landlord shall be granted additional time to complete such repairs not to exceed two hundred seventy (270) days following the date Landlord receives notice of such damage by fire or other casualty..
SECTION 12.1.2 In the event of such cancellation, Rent shall be paid only to date of fire or casualty; provided, however, there shall be no such cessation of Rent, if the damage results from the negligence, default or act of Tenant, its agents or employees.
SECTION 12.2 Notice of election to cancel under the provisions of SECTION 12.1.1 hereof shall be in writing.
SECTION 12.3 Tenant shall, in the event of fire or other casualty to said Real Property, give immediate notice thereof to Landlord.
ARTICLE THIRTEEN (13)
ASSIGNMENT AND SUBLETTING
SECTION 13.1 Tenant may not, without prior written consent of Landlord, endorsed thereon, assign this Lease or any interest hereunder, or sublet the Real Property or any part thereof, or permit the use of the Real Property or any part thereof other than by Tenant.
SECTION 13.2 Consent to one assignment or sublease shall not destroy or waive the requirements of SECTION 13.1 above, and all later assignments and subleases shall likewise be made only upon prior written consent of Landlord.
SECTION 13.3 Subtenants or assignees shall expressly assume and become liable directly to Landlord for all obligations of Tenant under this Lease without relieving Tenant of its obligations including without limitation all liabilities under this Lease. A Lease Amendment to this Lease documenting such sub-lease or assignment in form satisfactory to Landlord shall be prepared at the expense of others and signed by all parties to such Lease Amendment before such sub-lease or assignment shall become effective. Tenant shall reimburse Landlord for all costs incurred with such Lease Amendment including without limitation all charges of all professionals involved such as Attorneys, Certified Public Accountants and Credit Reporting Agencies, etc.
SECTION 13.4 This Lease may be assigned by Landlord. In the event title to the Real Property becomes the property of a subsequent Owner during the Term, Tenant shall look to such new Owner as
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Landlord hereunder and Landlord on the Commencement Date hereof shall be completely relieved from all liability or responsibility hereunder.
SECTION FOURTEEN (14)
REMEDIES CUMULATIVE — NON-WAIVER
SECTION 14.1 No remedy herein or otherwise conferred upon or reserved to Landlord or Tenant shall be considered exclusive of any other remedy, but the same shall be distinct, separate and cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Landlord or Tenant may be exercised from time to time as often as occasion may arise, or as may be deemed expedient. No delay or omission of Landlord to exercise any right or power arising from any Default on the part of Tenant shall impair any such right or power, or shall be construed as a waiver of any such Default or acquiescence thereto.
SECTION FIFTEEN (15)
DEFAULT BY TENANT
SECTION 15.1 In the event of a Default by Tenant of any of the terms or conditions of this Lease, Landlord shall have the right at its option to either:
SECTION 15.1.1 Annul or terminate this Lease upon written notice to Tenant sent by overnight courier service, certified mail or personal delivery to the Real Property, thereupon to re-enter and take possession of the Real Property.
SECTION 15.1.2 Upon written notice to Tenant sent by overnight courier service, certified mail or personal delivery to the Real Property to re-enter and re-let the Real Property or parcels thereof from time to time as agents of Tenant.
SECTION 15.2 Re-entry or re-letting upon Default by Tenant shall not discharge Tenant from any liability or obligations under this Lease.
SECTION 15.3 Net rents collected as a result of any such re-letting shall be acquitted on Tenant’s liability for re-letting cost, rents payable and any other sums due under the terms of this Lease.
SECTION 15.4 Nothing in this Lease shall be construed to require Landlord to re-enter and re-let in such event, nor shall anything in this Lease be construed to waive or postpone the right of Landlord to sue for all Rent and Additional Rent due, but on the contrary, Landlord is hereby granted the right to sue for all Rent and Additional Rent due and payable at any time after Default and to accelerate the entire balance of the Lease payments due for the remaining Term of the Lease.
SECTION 15.5 All Rent including Additional Rent not paid by Tenant to Landlord when due shall be due and payable to Landlord upon demand plus interest from the initial due date at the prime interest rate established by Bank of America on the date such Rent is due plus 2% compounded annually, such interest shall be Additional Rent.
SECTION 15.6 The occurrence of any one of the following events without limitation shall be considered a Default under this Lease:
SECTION 15.6.1 Tenant fails to pay any installment of Rent or Additional Rent when due and payable is a Breach. In the event such failure to pay shall continue either for the earlier of five (5) days, or three (3) days after written notice of such Breach by overnight carrier, or certified mail return receipt requested or personal notice delivery;
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SECTION 15.6.2 In the event an execution or other legal process is levied upon the property of Tenant located in the Real Property or upon the interest of Tenant unless such execution or other levy is discharged of record within thirty (30) days;
SECTION 15.6.3 In the event a voluntary petition in bankruptcy is filed by Tenant or Tenant is adjudged bankrupt, or in the event Tenant makes an assignment for the benefit of creditors, or in the event of an appointment of a receiver, whether bankruptcy or otherwise, of Tenant’s property, provided such appointment not be vacated or set aside within thirty (30) days; or in the event any plan of reorganization of Tenant which is not satisfactory to or approved by Landlord shall be approved by any court or any judge thereof and such approval is not set aside within thirty (30) days;
SECTION 15.6.4 In the event Tenant is in Breach of any of the terms, conditions, covenants, stipulations or agreements contained in this Lease whether cured or not in a timely manner; or a series of Breaches even though cured; or a material failure to comply with a term or condition to this Lease that even if cured will not make Landlord whole in the opinion of Landlord.
SECTION 15.6.5 If Tenant abandons or vacates the Real Property for more than thirty (30) days.
ARTICLE SIXTEEN (16)
STORAGE
SECTION 16.1 If Tenant shall fail to remove all effects from the Real Property upon termination of this Lease for any cause whatsoever, or when Landlord shall re-enter and re-let the Real Property for the account of Tenant, Landlord may, at its option, move all Tenant effects in any manner Landlord shall choose and store such effects without liability to Tenant for any loss thereof. The following shall apply:
SECTION 16.1.1 Tenant agrees to pay Landlord on demand all expenses incurred in such removal, including, without limitation, court costs, attorney’s fees, handling charges, transportation charges and storage charges on such effects for any length of time such effects are in the possession of Landlord.
SECTION 16.1.2 Landlord may at its option without notice to Tenant sell such effects defined in SECTION 16.1 above or any part of such effects at private sale and without legal process for such price or prices as Landlord may obtain without a duty to get the highest price that might be obtained though another process and apply the proceeds of such sale toward the reduction of any amounts due Landlord under this Lease and upon the expense incident to the removal and sale of such effects.
ARTICLE SEVENTEEN (17)
LANDLORD’S ATTORNEY FEES
SECTION 17.1 In the event Landlord employs an attorney to collect any past due Rent or Additional Rent or to protect the interest of Landlord in the event of a Breach or Default of any of the terms and conditions of this Lease, Tenant shall reimburse Landlord all charges of such attorney. All charges of such attorney shall be due and payable as Additional Rent.
ARTICLE EIGHTEEN (18)
PEACEFUL POSSESSION
SECTION 18.1 Landlord covenants and agrees at the time of delivery of this Lease, it is not under contract to purchase the Real Property from the owner. Landlord shall use its best efforts to become the owner of the Real Property prior to the Commencement Date with full right, power and authority to enter this Lease.
SECTION 18.2 Landlord warrants to Tenant, quiet and peaceful possession of the Real Property for
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the Intended Use during the Term of this Lease, so long as all terms and conditions of this Lease are fully performed.
SECTION 18.3 Tenant agrees it has investigated the uses permitted within the Real Property by zoning and under the restrictive covenants of Williamsburg Cooperative Commerce Center operated by Williamsburg County Development Corporation, see copy attached as Exhibit “B”. Tenant is satisfied the Intended Use is a permitted use of the Real Property and will not violate such zoning or restrictive covenants. Tenant agrees it is not relying on any representations of Landlord or its agents as to the use Tenant can properly and lawfully make of the Real Property.
SECTION 18.4 Landlord, or any of its agents, shall have the right to, but not be required to enter the Real Property during all reasonable hours to examine, make repairs, additions, and or alterations as may be deemed necessary or to exhibit the Real Property.
SECTION 18.5 Landlord or any of its agents, shall have the right to enter the Real Property for the purpose of removing placards, signs, fixtures, alterations or additions, which are not permitted by this Lease, including but not limited to the requirements of the rules and regulations of the building.
SECTION 18.6 Landlord or any of its agents shall have the right but not the obligation to abate, at Tenant’s expense, any condition which constitutes a violation of any of the covenants or conditions of this Lease, including but not limited to, rules and regulations of the building.
SECTION 18.7 Tenant agrees Landlord shall have no liability to it, if at any time during the Lease Term if the use of the Real Property by Tenant becomes unlawful by virtue of a change in government regulations, a change in applicable law, or a combination thereof.
ARTICLE NINETEEN (19)
SERVICES OF LANDLORD
SECTION 19.1 Landlord shall not be liable for any interruption in the supply of water, electricity, natural gas (if available), heat, air conditioning or telephone service, nor shall Landlord be liable for any damage or inconvenience which Tenant may sustain by reason of the quantity or quality of such. The following applies:
SECTION 19.1.1 The provision of equipment to provide or connect to these services by Landlord shall be subject to governmental regulations as they may exist from time to time, and the good-faith interpretation of such by Landlord.
SECTION 19.2 Tenant agrees to abide by and cooperate with Landlord to comply with any and all Governmental regulations when the participation of Tenant is reasonably required.
ARTICLE TWENTY (20)
HOLDING OVER
SECTION 20.1 If Tenant remains in possession after the expiration of the Term of this Lease or any extension of the Term without any written agreement entered into between Landlord and Tenant, Tenant shall be a tenant at sufferance and there shall be no renewal of this Lease by operation of law.
SECTION 20.1.1 Should Tenant become a tenant at sufferance as provided in SECTION 20.1 above, all terms and conditions of this Lease shall remain the same and in full force and effect except:
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SECTION 20.1.1.1 Term shall be month-to-month with Landlord or Tenant having the right to terminate by giving the other at least thirty (30) days advance written notice of its intent to terminate this Lease on the last day of the month following receipt by the other of such notice.
SECTION 20.1.1.2 Monthly rental for the Real Property payable by Tenant shall be adjusted to 125% of the existing rate in effect on the scheduled Termination Date (”Holdover Rate”), effective on the first (1st) day following the scheduled Termination Date.
ARTICLE TWENTY-ONE (21)
EMINENT DOMAIN
SECTION 21.1 If more than thirty percent (30%) of the Premises shown on Figure One (1) herein, is taken under the power of eminent domain (including any conveyance made in lieu thereof), and such taking shall make the occupancy of the Real Property by Tenant impractical, then Tenant shall have the right to terminate this Lease by giving Landlord written notice of such termination within thirty (30) days after such taking.
SECTION 21.2 If Tenant does not elect to terminate this Lease, as provided in SECTION 21.1, Landlord, within the subsequent thirty (30) day period following Tenant’s option in SECTION 21.1 may elect to terminate this Lease, or Landlord may elect at its own expense to repair and restore the Real Property to usable condition, and the rental to be paid by Tenant under this Lease shall be proportionately and equitably reduced.
SECTION 21.3 All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) whether for the whole or any part or partial interest in the Real Property, shall be the exclusive property of Landlord, whether such award is compensation for damages to Landlord or Tenant’s interest in the Real Property.
SECTION 21.3.1 Tenant hereby assigns all of its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for loss of time, inconvenience or for the taking of Tenant’s fixtures and other property within the Real Property if a separate award for such items is made to Tenant by the condemning authority.
SECTION TWENTY-TWO (22)
SUBORDINATION
SECTION 22.1 This Lease Agreement is subject and subordinate to any and all mortgages now or hereafter placed on the Real Property, provided however, in each such case, the holder of said mortgage shall agree this Lease Agreement shall not be divested or in any way affected by a foreclosure or other default proceedings under said mortgage, or obligations secured thereby, so long as Tenant shall not be in Default under the terms of this Lease. Tenant agrees this Lease Agreement shall remain in full force and effect notwithstanding any such default proceedings under said mortgage, or obligations secured thereby.
SECTION 22.2 Tenant agrees it will attorn to the mortgagee, or beneficiary of such mortgagee and their successors and assigns, and to the purchaser or assignees under any such foreclosure.
SECTION 22.3 Tenant shall, upon request by Landlord, within five (5) calendar days after such request, execute and deliver to Landlord, or to any other person designated by Landlord, any instrument or instruments required to give effect to the provisions of this Section.
SECTION 22.3.1 If Tenant fails to furnish an executed subordination agreement hereunder within five (5) calendar days of a request to it to do so, said failure being without substantial and reasonable just cause
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transmitted to Landlord in writing within said five (5) calendar day period, then Tenant does hereby agree the managing agent used by Landlord (which may, in fact, be Landlord) for the Real Property shall be, and is hereby authorized, without liability to Tenant, to execute such certificate as the authorized agent and attorney-in-fact for Tenant.
ARTICLE TWENTY-THREE (23)
TRANSFER OF LANDLORD’S INTEREST
SECTION 23.1 In the event of a sale, assignment or transfer by Landlord of its interest in the Real Property or in this Lease (other than a collateral assignment to secure a debt of Landlord) to a successor in interest who expressly assumes the obligations of Landlord hereunder, Landlord shall thereupon be released or discharged from all of its covenants and obligations hereunder.
SECTION 23.2 In the event of such a sale, assignment or transfer Tenant agrees to look solely to such successor in interest of Landlord for the performance of Landlord’s obligations herein.
SECTION 23.3 Any securities given by Tenant to Landlord to secure the performance of Tenant’s obligations hereunder may be assigned and transferred by Landlord to any successor in interest of Landlord; and, upon acknowledgment by such successor of receipt of such security and its express assumption of the obligation to account to Tenant, Landlord shall thereby be discharged of any further obligation relating thereto.
SECTION 23.4 Landlord’s assignment of this Lease or of any or all of its rights shall in no manner affect Tenant’s obligations hereunder. Tenant shall thereafter attorn and look to such assignee, as Landlord.
ARTICLE TWENTY-FOUR (24)
ESTOPPEL CERTIFICATE
SECTION 24.1 Within five (5) calendar days after a request therefore by Landlord or any mortgagee under a mortgage covering the Real Property, or if, upon any sale, assignment or other transfer of the Real Property by Landlord, an Estoppel Certificate shall be required from Tenant, Tenant shall deliver in recordable form a statement to any proposed mortgagee or other transferee, or to Landlord, certifying any facts that are then true with respect to this Lease, including without limitation (if such be the case), this Lease is in full force and effect, Tenant is in possession, Tenant has commenced the payment of Rent, and there are no defenses or offsets to the Lease claimed by Tenant.
SECTION 24.1.1 If Tenant fails to furnish an executed Estoppel Certificate as provided in SECTION 24.1 within five (5) calendar days of a request to it to do so, said failure being without substantial and reasonable just cause transmitted to Landlord in writing within said five (5) calendar day period, then Tenant does agree the managing agent used by Landlord (who may, in fact, be Landlord) for the Real Property shall be, and is authorized, without liability to Tenant, to execute such certificate as authorized agent and attorney-in-fact for Tenant.
ARTICLE TWENTY-FIVE (25)
WAIVER OF CLAIMS
SECTION 25.1 Landlord and Landlord’s agents, employees and contractors shall not be liable for, and Tenant hereby releases, all claims for damage to persons or property sustained by Tenant or any person claiming through Tenant resulting from any fire, accident, occurrence or condition in or upon the Real Property or building of which they shall be a part.
SECTION TWENTY-SIX (26)
FORCE MAJEURE
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SECTION 26.1 In the event Landlord shall be delayed, hindered or prevented from the performance of any act required hereunder, by reason of governmental restrictions, scarcity of labor or materials, strikes, fire or any other reasons beyond its control, the performance of such act shall be excused for the period of delay. The period for performance of any such act shall be extended for the period necessary to complete performance after the end of the period of such delay.
ARTICLE TWENTY-SEVEN (27)
EXCULPATION
SECTION 27.1 At the commencement of this Lease, Tenant agrees it shall look solely to the estate and property of Landlord in the Real Property, for collection of any judgment (or other judicial process), requiring the payment of money by Landlord in the event of any Default or Breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and or performed by Landlord.
SECTION 27.1.1 No other property or assets of Landlord or its Agent(s) shall be subject to levy, execution, or other procedure for the satisfaction of Tenant’s remedies.
SECTION 27.1.2 There shall be absolutely no personal liability on the part of any individual members of Landlord or its successors; whether members, general partners, limited partners, officers, agents, stockholders, or otherwise.
ARTICLE TWENTY-EIGHT (28)
ENVIRONMENTAL ISSUES
28.1 Hazardous Substances. The term “Hazardous Substances”, as used herein shall include, without limitation, flammable, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCBs), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any governmental authority.
28.2 Tenant’s Restrictions. Tenant shall not cause or permit to occur:
28.2.1 Any violation of any federal, state, or local law, ordinance, or regulation now or hereafter enacted, related to environmental conditions on, under, or about the Real Property, or arising from Tenant’s use or occupancy of the Real Property, including, but not limited to, soil and ground water conditions; or
28.2.2 The use, generation, release, manufacture, refining, production, processing, storage, or disposal of any Hazardous Substance on, under, or about the Real Property, or the transportation to or from the Real Property of any Hazardous Substance.
28.3 Environmental Clean-up. Tenant further agrees as follows:
28.3.1 Tenant shall, at Tenant’s own expense, comply with all laws regulating the use, generation, storage, transportation, or disposal of Hazardous Substances (hereinafter referred to as the “Laws”).
28.3.2 Tenant shall, at Tenant’s own expense, make all submissions to, provide all information required by, and comply with all requirements of all governmental authorities (hereinafter referred to as “Authority” or “Authorities”) under the Laws.
28.3.3 Should any Authority or any third party demand that a cleanup plan be prepared and that a clean-up be undertaken because of any deposit, spill, discharge, or other release of Hazardous Substances that
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occurs during the Lease Term at or from the Real Property, or which arises at any time from Tenant’s use or occupancy of the Real Property, then Tenant shall timely and at Tenant’s sole expense, prepare and submit the required plans and all related bonds and other financial assurances; and Tenant shall carry out all such cleanup plans.
28.3.4 Tenant shall promptly provide all information regarding the use, generation, storage, transportation, or disposal of Hazardous Substances requested by Owner. If Tenant fails to fulfill any duty imposed under this SECTION 28 within a reasonable time, Owner may do so; the cost of which shall become Additional Rent as provided in this Lease, and in such case, Tenant shall cooperate with Owner in order to prepare all documents Owner deems necessary or appropriate to determine the applicability of the Laws to the Real Property and Tenant’s use thereof, and for compliance therewith, and Tenant shall execute all documents promptly upon Owner’s request. No such action by Owner and no attempt made by Owner to mitigate damages under any Law shall constitute a waiver of any of Tenant’s obligations under this SECTION 28.
28.4 Tenant’s Indemnity.
28.4.1 Tenant shall indemnify, defend, and hold harmless Landlord, and the manager of the Real Property, and their respective officers, directors, members, beneficiaries, shareholders, partners, agents, and employees from all fines, suits, procedures, claims, and actions of every kind, and all costs associated therewith (including attorneys’, witness’ and consultants’ fees) arising out of or in any way connected with any deposit, spill, discharge, or other release of Hazardous Substances that occur during the Lease Term, at or from the Real Property, or which arises at any time from Tenant’s use or occupancy of the Real Property, or from Tenant’s failure to provide all information, make all submissions, and take all steps required by all Authorities under the Laws and all other environmental laws.
28.4.2 Tenant’s obligations and liabilities under this SECTION 28 shall survive the expiration or termination of this Lease.
ARTICLE TWENTY-NINE (29)
GRATUITOUS SERVICES
SECTION 29.1 Any gratuitous service which Landlord may be furnishing now or hereafter at the Real Property in which the Premises are all or a part, may be discontinued or modified, in the discretion of Landlord, without being a Breach in any way by Landlord hereunder.
ARTICLE THIRTY (30)
COMMUNICATIONS
SECTION 30.1 Notices to the Parties. All notices required or permitted by this Agreement shall be in writing and shall be either hand delivered or sent by certified mail, addressed:
SECTION 30.1.1 Landlord’s Address. In the case of Landlord, to the following address:
Kingstree Office One, LLC
2200 Cortelyou Road
Charlotte, North Carolina 28211-3838
Attention: David P. Reule,
               President
SECTION 30.1.2 Copy to Attorney: In the case of Landlord’s Attorney, to the following address:
Helms Henderson & Associates, P.A.
Morehead Street, Suite 304
Landlord: Kingstree Office One, LLC

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Charlotte, North Carolina
Fax Number: 704-
Attention: H. Parks Helms, Esq.
                    David L. Henderson, Esq.
SECTION 30.1.3 Tenant’s Address to the following address:
Sykes Enterprises, Incorporated
400 North Ashley Drive
Tampa, Florida, 33602
United States of America
Fax Number: 813 470-3735
Attention: Ronald Pe Aguirre
                    Vice President – Real Estate
SECTION 30.1.4 Copy to Attorney: In the case of Tenant’s Attorney, to the following address:
Sykes Enterprises, Incorporated
400 North Ashley Drive
Tampa, Florida, 33602
United States of America
Fax Number: 813
Attention: James T. Holder, Esq.
                    Senior Vice President
                    General Counsel
or to such other addresses to the Parties, as they may from time to time designate by written notice to the other Parties.
ARTICLE THIRTY-ONE (31)
PARTIES INCLUDED
SECTION 31.1 Whenever reference is made in this Lease to the words “Landlord” or “Tenant,” they shall be construed to be both plural and singular and to include the respective heirs, distributes, executors, administrators, legal representatives, successors and assigns of Landlord and Tenant.
ARTICLE THIRTY-TWO (32)
SEVERABILITY
SECTION 32.1 If any clause or provision in this Lease should be determined to be illegal, invalid or unenforceable under present or future laws effective during the Lease Term or any renewal Term, then and in that event, it is the express intention of the Parties that the remainder of this Lease shall not be affected thereby, and it is also the express intention of the Parties that in lieu of each clause or provision of this Lease which may be determined to be illegal, invalid or unenforceable, there may be added as a part of this Lease a clause or provision as similar in terms to such illegal or invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.
ARTICLE THIRTY-THREE (33)
DEFINED TERMS
Defined Terms: The following terms, as used in this Lease Agreement and all attachments, exhibits, riders, addenda and other documents attached hereto, shall have the following meanings:
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“Additional Rent” means all charges and pass-through costs payable to Landlord by Tenant, as provided for in this Lease.
“Advance Period” means the period of time between the Effective Date and the Commencement Date.
“Base Rent” means the sum of money due Landlord, payable by Tenant for the use of the Real Property. See definition of Additional Rent.
“Breach” means a party to this Lease has failed to comply with a curable term or condition of this Lease, the party has the right to cure provided such action is taken promptly.
“Certificate of Occupancy” means a document labeled as such or by a similar name issued by the Building Official for Williamsburg County certifying that the Property including the Premises has been found to comply with all applicable laws including without limitation building ordinances, codes, zoning laws, environmental regulations, et cetera and that Tenant may legally occupy the Premises for the Intended Use.
“Commencement Date” means the 1st day of March 2008.
“Communication” means any written notice, demand, request, election, or other transmission or documentation required or permitted to be given or made to or by any party to this Lease or otherwise given or made under or pursuant to this Lease.
“Default” means a recurring Breach by Tenant or Landlord of one or more terms or conditions of this Lease, whether cured or not in a timely manner; or a material failure to comply with a term or condition to this Lease that even if cured will not make Landlord whole.
“Disabilities Laws” means all applicable laws, rules and regulations that deal with how the Property must be maintained to accommodate people with disabilities.
“Effective Date” means the date of this document or Lease Agreement first set forth at the beginning of this document.
“Environmental Laws” means all applicable environmental ordinances, rules, regulations, statutes, orders, and laws of every kind and type of all local, state, or federal agencies or bodies with jurisdiction over the Property or the activities conducted on the Property.
“Emergency” means any occurrence, or threat thereof, whether natural, technological, or manmade, in war or in peace, which results or may result in injury or harm to the Premises or any person on or near the Premises.
“Exercise” or “Exercised” means a timely written notice given by either Tenant or Landlord to the other taking up an option available to the sender.
“FF&E” means all removable furniture, fixtures and equipment now or at anytime maintained on the Premises.
“Insurance Expenses” means all costs to Landlord for premiums for “all risk” property, business income and extra expense, liability, earthquake, and all other insurance obtained by Landlord in connection with or relating to the Real Property. All such Operating Expenses invoiced to, or paid by Landlord shall be re-invoiced by Landlord to Tenant.
“Intended Use” means the use of the Premises by Tenant for office purposes for the operation of Tenant’s business, which shall include without limitation the operation of a call center, an information technologies center, data center and network operations center.
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“Lease” means this document titled “Lease Agreement” wherein Landlord conveys to Tenant a Leasehold Interest for the exclusive use of the Real Property under stated terms and conditions.
“Lease Term” means the period of time commencing on the Effective Date and ending on the Termination Date, as such period may be shortened or extended from time to time as provided in this Lease.
“Term” means the period of time commencing on the Commencement Date and ending on the Termination Date, as such period may be shortened or extended from time to time as provided in this Lease.
“Leasehold Interest” means the possessory interest of Tenant in the Real Property including without limitation the Premises which is the subject of this Lease.
“Tenant Improvements” means those improvements made or caused to be made to the Premises by Tenant, to make the Premises functional for the Intended Use of Tenant for its business, including without limitation the installation of:
FF&E;
“Tenant Property” means all moveable FF&E and other personal property owned by Tenant or located on the Premises from time to time, including without limitation all machinery and equipment that can be removed without damage to the Property.
“Operating Expenses” means all costs and expenses incurred in the operation, ownership, maintenance, administration, management, replacement, servicing, compliance and repair of the Real Property, which may include, but not be limited to: compensation of a Real Property manager and their personnel employed by Tenant; security, Utilities; heating, ventilation and air conditioning (“HVAC”) service and maintenance contracts; repairs to building, repainting, glazing, roof, equipment, sidewalks, driveways, parking areas, or any other improvements on the land; grounds care costs, including snow removal, landscaping, lawn, tree and shrubbery care; striping and resurfacing the parking lot; labor, supplies, materials, equipment, tools, license, permit and inspection fees; and insurance premiums; all maintenance, replacements and redecoration of every kind and type for the exterior/interior of the Real Property.
“Mandated Enhancements” means following the Effective Date, all changes; modifications and additions of every kind and type imposed and required to be made by all laws and all regulatory authorities, to be made to the Property including the Premises.
“Non-Monetary Default” means a Default in the performance of any non-monetary covenant or agreement of this Lease.
“Parking Areas” means all parking areas within the Real Property are reserved for the exclusive use of Tenant. See Figure Two of this Lease.
“Premises” means all leasable areas within the building, identified on Figure One — Floor Plan.
“Real Property” means the free standing building together with all related land, site improvements, parking facilities, driveways, sidewalks and landscaping, more particularly shown on those certain drawings or designs identified as Figure One (1), Figure Two (2) and Figure Three (3) in SECTION 1.2 of this Lease.
“Rent” means the Base Rent plus Additional Rent in the official currency of the United States of America.
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“Standby Electric Generator” means a diesel operated electric generator, with transfer switch and fuel tank for the exclusive use of Tenant, to provide back up power to the Premises.
“Termination Date” means the last day of year twenty (20) following the Commencement Date unless otherwise extended or caused to be shortened as provided in this Lease.
“Utilities” means all services required for the uninterrupted use and in sufficient quantities to meet the needs of Tenant for the Intended Use, including without limitation; (1) public drinking water; (2) sanitary sewer service; (3) storm water drainage service; (4) telephone service; and (5) electrical power services.
ARTICLE THIRTY-FOUR (34)
SPECIAL STIPULATIONS
SECTION 34.1 Insofar as any of the following stipulations conflict with any of the foregoing provisions, the following stipulations shall control:
The following Exhibits are attached hereto and incorporated herein by reference:

EXHIBIT “A”	Rules and Regulations
EXHIBIT “B”	Protective covenants
EXHIBIT “C”	Tenant — Secretary’s Certificate
ARTICLE THIRTY-FIVE (35)
GENERAL PROVISIONS
SECTION 35.1 Entire Agreement. This instrument contains the complete agreement of the Parties regarding the terms and conditions of the Lease of the Real Property and all matters related thereto.
SECTION 35.1.1 There are no oral or written terms, conditions, understandings, representations or other agreements pertaining to the Real Property which have not been incorporated herein.
SECTION 35.1.2 It is the intention of the Parties that all of their respective obligations to the other and rights hereunder are set forth in this written Lease.
SECTION 35.2 This instrument creates only the relationship of Landlord and Tenant between the Parties as to the Real Property;
SECTION 35.2.1 Nothing in this Lease shall in any way be construed to impose upon either party hereto any obligations or restrictions not expressly set forth herein.
SECTION 35.3 Law Governing. This Agreement shall be governed by the laws of the State of South Carolina as to its validity, interpretation, performance and enforcement.
SECTION 35.4 Lease Binding. All terms, conditions and covenants hereof shall inure to the benefit of and be binding upon the Parties and their respective heirs, administrators, executors, successors, and assigns.
SECTION 35.5 Number and Gender. When reference is made to Landlord or Tenant, the singular shall include the plural and the masculine shall include the feminine or the neuter.
SECTION 35.6 Waiver of Breach. No waiver of a Breach or Default of any of the covenants of this Lease shall be construed to be a waiver of any succeeding Breach or Default of the same covenant.
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SECTION 35.7 Time is of the Essence. Time is of the essence where the obligation to pay money is involved.
SECTION 35.8 Modification. No modification, release, discharge or waiver of any provision hereof shall be of any force, value or effect unless it is in writing, signed by Landlord or Tenant as applicable, or their duly authorized agent.
SECTION 35.9 Covenants Running With the Land. All covenants, provisions, conditions and obligations herein contained or implied by law are covenants running with the land and shall attach to and be binding upon the successors and assigns of each of the Parties to this Lease.
ARTICLE THIRTY-SIX (36)
OTHER PROVISIONS
SECTION 36.1 Authority of Tenant. The individual executing this Lease on behalf of Tenant represents and covenants that he is duly authorized to act for Tenant in entering this Lease. See Secretary’s Certificate attached as Exhibit “C“.
SECTION 36.2 The Building shall be named “Sykes.”
SECTION 36.3 Landlord represents and warrants all information received or known to Landlord, about Tenant or its parent Sykes Enterprises, Incorporated and its subsidiaries, that is not in the public domain and obtained on a need to know basis in connection with this Lease, including without limitation any information relating to the negotiations, considerations, representations, and understandings between the Parties along with the terms and provisions of this Lease, are and shall be treated as strictly confidential.
Landlord and Tenant agree that they shall not divulge or disclose any information concerning this Lease to any person, firm, corporation or other legal entity, for any purpose, except as may be required by applicable law including without limitation any information relating to the negotiations, considerations, representations, and understandings between the Parties along with the terms and provisions of this Lease, are and shall be treated as strictly confidential. Landlord shall keep in strict confidence all information which Landlord obtains, learns or discovers in connection with this Lease or during the Lease Term and occupancy of the Real Property by Tenant regarding: (i) Tenant’s financial and/or business operations; (ii) Tenant’s policies, procedures and/or business practices; (iii) the names of Tenant’s clients or any other visitor(s) to the Premises and their financial and/or business operations; and/or (iv) Tenant’s security measures. All references in this paragraph to “Landlord” or “Tenant” shall include all officers, employees, shareholders, agents, contractors, subcontractors, consultants, and/or associates of Landlord or Tenant.
Landlord: Kingstree Office One, LLC

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     IN WITNESS WHEREOF, the Parties hereto, if they are individuals or unincorporated, have hereunto set their hands and seals, and if any party hereto is a corporation, it has caused this Lease to be executed by its President and attested by its Secretary, pursuant to authority duly given by its Board of Directors; all the day and year first above written.

Tenant: SYKES ENTERPRISES, INCORPORATED
By:	/s/ James T. Holder	(SEAL)
James T. Holder
Senior Vice President and General Counsel

Landlord: KINGSTREE OFFICE ONE, LLC
By:	/s/ David P. Reule
David P. Reule
President

STATE OF FLORIDA
HILLSBOURGH COUNTY
I, a Notary Public of the County and State aforesaid, certify that James T. Holder, Senior Vice President and General Counsel, Sykes Enterprises, Incorporated personally appeared before me this day and acknowledged the execution of the foregoing instrument as an act of Sykes Enterprises, Incorporated a Florida corporation. Witness my hand and official stamp or seal, this 25th day of January, 2008.

/s/ Ronda M. Parris
Notary Public

5/15/09
My Commission Expires
Landlord: Kingstree Office One, LLC

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STATE OF SOUTH CAROLINA
WILLIAMSBURG COUNTY
I, a Notary Public of the County and State aforesaid, certify that David P. Reule, President, Kingstree Office One, LLC personally appeared before me this day and acknowledged the execution of the foregoing instrument as an act of Kingstree Office One, LLC a Florida limited liability company. Witness my hand and official stamp or seal, this 25th day of January, 2008.

/s/ Ronda M. Parris
Notary Public

5/15/09
My Commission Expires
Landlord: Kingstree Office One, LLC

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OFFICE LEASE AGREEMENT
EXHIBIT “A”
RULES AND REGULATIONS
ATTACHED TO AND FORMING A PART OF THAT CERTAIN LEASE AGREEMENT BY AND BETWEEN KINGSTREE OFFICE ONE, LLC , OWNER OF SYKES CUSTOMER SUPPORT CENTER, 58 COMMERCE DRIVE, KINGSTREE, SOUTH CAROLINA 29556, AS LANDLORD AND SYKES ENTERPRISES, INCORPORATED, AS TENANT, DATED THIS 25thDAY OF JANUARY, 2008.
     1. Sidewalks, entrances, passages, courts, corridors or halls shall not be obstructed or encumbered by Tenant, Tenant’s employees, customers or invitees, and shall not be used for any purpose other than ingress and egress to and from the Real Property. Parking areas and planting beds shall be used only for the purpose designed, and subject to removal at the expense of the vehicle owner, no vehicle of any nature shall be stored, parked or left unattended within the parking area except during working hours of Tenant and Tenant’s employees.
     2. No air conditioning units, awnings or other attachment not now in place shall be placed in, on or attached to the roof, windows or outside walls of the building which is a part of the Real Property.
     3. No sign, advertisement, promotional device or object, sound amplifying device, audible outside the Real Property, notice or other lettering, shall be used, exhibited, inscribed, painted or affixed by Tenant on any part of the outside or inside of the Real Property or building without prior written consent of Landlord.
     In the event of a violation of the foregoing by Tenant, Landlord may remove same without any liability, and charge as Additional Rent the expense incurred by such removal to Tenant violating this rule.
     4. The sashes, sash doors, skylights (if any), windows and doors that reflect or admit light, air or pedestrians into halls, passageways or other public places in or adjacent to the Real Property shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other items be placed on windowsills, interior or exterior, nor shall any such item be deposited or allowed to remain at the entrances, in corridors, lobbies or passageways.
5.	No additional locks shall be placed upon any doors of the Real Property, and Tenant will not permit any duplicate keys to be made (all necessary keys will be furnished by Landlord), but if more than two keys for any door lock shall be desired, the additional number must be paid for by Tenant. Upon termination of this Lease, Tenant shall surrender to Landlord all keys of the Real Property and give to Landlord an explanation of the combination of all locks in safes, safe cabinets and vault doors within the Real Property.
Landlord: Kingstree Office One, LLC

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     6. No showcases, display racks, or other items shall be put in front of or affixed to any part of the exterior of the Real Property, nor placed in the halls, corridors, lobbies or vestibules adjoining same without the prior written consent of Landlord.
     7. The Real Property shall not be used for large gatherings of persons, for auctions, for activities beginning before 8:00 a.m. or ending later than 10:00 p.m., or in any manner to interfere with the peaceful use and enjoyment of adjacent or nearby Real Property.
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OFFICELEASE AGREEMENT
EXHIBIT “B”
PROTECTIVE COVENANTS
ATTACHED TO AND FORMING A PART OF THAT CERTAIN LEASE AGREEMENT BY AND BETWEEN KINGSTREE OFFICE ONE, LLC , OWNER OF SYKES CUSTOMER SUPPORT CENTER, 58 COMMERCE DRIVE, KINGSTREE, SOUTH CAROLINA 29556 , AS LANDLORD AND SYKES ENTERPRISES, INCORPORATED, AS TENANT, DATED THIS 25thDAY OF JANUARY, 2008.
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[SEAL]

STATE OF SOUTH CAROLINA )	AMENDED DECLARATION OF
)	OF PROTECTIVE COVENANTS
COUNTY OF WILLIAMSBURG )
     WHEREAS, the Williamsburg County Development Corporation executed a Declaration of Protective Covenants for the Williamsburg County Industrial Park dated the 8th day of June 1998, and recorded in the Office of the Clerk of Court for Williamsburg County in Deed Book A411 at page 146; and
     WHEREAS, the Williamsburg County Development Corporation desires to amend the original Declaration of Protective Covenants to add a new Article XIV and renumber the remaining articles and to further provide for the conditions of Article XIV.
     This Declaration of Protective Covenants for the Williamsburg County Industrial Park made and entered into on this 8th day of June, 1998 by the Williamsburg County Development Corporation, hereinafter referred to as “Corporation”;
W I T T N E S S E T H:
     WHEREAS, the Williamsburg County Development Corporation owns and has subdivided into parcels for industrial development a larger tract of land located just north of Kingstree, County of Williamsburg, the same having been conveyed to the Corporation by deed of Margaret B. Culver and Frances B. Godwin dated the 10th day of October, 1997 and recorded in the Office of the Clerk of Court for Williamsburg County in Deed Book A393 at page 165; and
     WHEREAS it is desirable that certain protective covenants be placed upon the parcels subdivided for economic development of Williamsburg County and for
[SEAL]
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the protection of each of the present and future owners of said parcels and that the value and desirability of said parcels be thereby enhanced.
     KNOW ALL MEN BY THESE PRESENTS that the Corporation does hereby amend and redraft the following protective covenants, restrictions and conditions upon the use of the following parcels and property described as follows, to wit:
All that certain piece, parcel or tract of land lying, being and situate in the County of Williamsburg, State of South Carolina, containing one hundred eighty seven and sixty one hundredths (187.61) feet; and more particularly shown and delineated on a map made by J. B. Ellis, R.L.S., dated September 9, 1997 and amended May 13, 1998, and recorded in the office of the Clerk of Court for Williamsburg County in Plat Book S946 at page 2A and being bounded and described as follows, to-wit: On the North by SC Highway 45-382; on the East by US Highway 52; on the South by lands of the Estate of David S. Epps, a canal being the line; and on the West by lands of Margarte B. Culver, lands of Francis B. Godwin and lands of Carolina Power and Light Company. The same being the identical tract of land conveyed to Williamsburg County Development Corporation by Margaret B. Culver and Frances B. Godwin by deed dated the 10th day of October, 1997, and recorded in the Office of the Clerk of Court for Williamsburg County in Deed Book A393 at page 165.
ARTICLE I
LAND USE
     The premises affected hereby and any building or buildings erected thereon shall be used solely for industrial, manufacturing and distribution operations of a type and character approved in writing by the Executive Committee of the
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Corporation. The following uses and businesses shall not be permitted on the above described property:
•	Marine or Automotive garage, repair or sales facility;

•	Truck stop or gasoline station;

•	External building material storage, lumber yards, coal or wood yards, poultry houses or stone or monument works;

•	Scrap yard storage;

•	Manufacture, storage, distribution or sale of explosive materials or any materials whose presence would disadvantageously affect the insurance rates of neighboring industries within the park;

•	Auto-wrecking yard, salvage yards, used material yards, external storage or bailing of waste or scrap paper, scrap metals, bottles or junk;

•	Central mixing plants for asphalt, plaster or concrete;

•	Any type quarrying operation;

•	Temporary storage buildings, trailers (excepting trailers during a period of construction), wood, plastic or metal sheds, pole buildings, carports, lean-to or other unsightly structures;

•	Landfills, garbage dumps, sewer or waste outfalls and other similar facilities.
     No noxious or offensive trade or activity shall be conducted or carried on, nor shall anything be done thereon which may be or may become an annoyance or nuisance to the owners or users of other property in the area affected by these covenants by reason of unsightliness or the excessive emission of odors, dust, fumes, smoke or noise.
     In the event of any questions concerning whether or not such activities are a violation of these Protective Covenants, they shall be determined by the Executive Committee of the Corporation whose decision shall be binding upon the users of the Industrial Park.
ARTICLE II
     Landlord: Kingstree Office One, LLC

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SETBACKS
     Any buildings or improvements erected upon any industrial site affected by these protective covenants shall be situated at least fifty feet from the road right-of-way, at least twenty-five feet from any side yard and rear property division line. Prescribed building setback areas may be used for open landscaping, green areas, off-street surfaced parking areas or other like uses. All landscaping shall be done in an attractive manner with lawns, trees, shrubbery, flowers or vines to be laid out and located in accordance with plans first submitted to and approved in writing by the Executive Committee of the Corporation. All landscaped areas and all established parking areas shall at all times be properly maintained in a lightly and well-kept condition.
ARTICLE III
OFFSTREET PARKING AND LOADING AND UNLOADING AREAS
     All parking shall be provided for off of the street and shall be constructed of reinforced concrete or asphalt paving. Each parking space shall be reasonable size and one space shall be provided for at least one (1) parking space for every two (2) employees, on largest shift. One parking space shall be reserved for the handicapped for each twenty-five required parking spaces. Parking is not permitted on streets and is restricted to on-site parking lots, specifically prohibiting any parking on landscaped or unimproved areas.
Landlord: Kingstree Office One, LLC

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     Truck loading and unloading areas shall be provided in an off-street location. Such areas shall be constructed of concrete or asphalt paving and shall be located at the side or rear of the building or improvements. All portions thereof shall be at least 25 feet from any street or road right-of-way.
ARTICLE IV
LOT COVERAGE/DRAINAGE
     Not more than fifty percent of any lot area shall be covered by buildings, unless upon determination by the Executive Committee of the Corporation, after review of the plans and specifications and written request from the owner. In the event, this requirement may be waived by Resolution of the Executive Committee for good cause shown. A certified copy of such Resolution will be furnished to the owner, in a form which will permit recording. The local impervious lot coverage shall not exceed seventy-two percent.
     Project design should include provisions to assure that the project site will be adequately drained and that the facilities will be sufficiently elevated or otherwise protected from flood damages. No structure or other damageable facilities will be constructed on natural ground below elevation fifty-six (56) feet based on the National Vertical Datum of 1929 and that all structures are elevated at least three (3) feet above grade.
ARTICLE V
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ARCHITECTURAL DESIGN STANDARD/HEIGHT RESTRICTIONS
ARCHITECTURAL DESIGN
     The exterior walls of all buildings or other improvements erected in the Park will consist of one or a combination of face brick, concrete block, architectural glass and such other materials as may be approved in writing by the Executive Committee of the Corporation. Metal siding will not be permitted on the side of the building designated as the front or any side adjacent to a street. However, metal siding may be permitted on a side which is not the front but which is adjacent to a street where that side is screened from the street by structural or landscaping techniques approved by the Executive Committee, or a minimum of eight (8) foot block or brick, or any combination wall with metal; with remaining height being metal or suitable material. All exposed concrete block or metal must be painted or varnished within thirty (30) days from the date of occupancy, except for those materials not normally painted or those materials which have been pre-finished.
HEIGHT RESTRICTIONS
     No buildings or improvements erected on the premises affected by these protective covenants shall exceed forty-five (45) feet in height: provided, however, that such height limitations may be waived in writing by the Executive Committee of the Corporation where it finds reasonable necessity for such request.
ARTlCLE VI
SIGNS
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     The placement, size and type of signs to be erected on any building or site shall be approved in writing by the Executive Committee of the Corporation. The primary purpose of any sign shall be the identification of the site occupant and of its product. Building signs must be for identification only, proportionate in scale with the building, located on the exterior building walls, and shall not project above the roof line, not to exceed five (5) feet in height. Directional signs or other free-standing signs necessary to properly identify the development or any structure and related parking areas upon property within the Park shall be permitted. Lighting of signage shall be internal, with back lighting or from recessed ground lights. Flashing neon or flashing lights and mobile signs shall not be permitted.
ARTICLE VII
RAW MATERIALS
     Raw materials, goods in process, finished products, except items being displayed for sale, or storage or shipping containers shall not be stored in outside areas unless such areas are properly screened against observation from boundaries of access streets or roadways. Screening materials shall be approved by the Executive Committee of the Corporation.
ARTICLE VIII
INSTALLATION OF UTILITIES AND EASEMENTS
     All utility connections shall be made underground from the nearest available source and in compliance with applicable federal, state and local codes, laws and
Landlord: Kingstree Office One, LLC

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Kingstree, South Carolina	Lease Agreement
regulations in effect at the time of construction. Applications for all services of utilities shall be made by occupant to any/all public utilities which provide service to the park. Utility easements are specifically reserved for and granted to any public utility lawfully providing service on the property affected by these protective covenants within all building setback lines, along all street lines and property division lines as may be reasonably necessary or required for use in installing sanitary and storm sewers, water, and gas supply lines, electric lines, telephone lines or other utility lines to property. Easements for local distribution or service lines to buildings) or improvements located upon individual tracts shall be located on each parcel, and provided by the owner of the tract.
ARTICLE IX
PLANS AND SPECIFICATIONS
     No building or improvement shall be erected, placed or altered on the premises until written plans and specifications for such building or other improvement and a plot plan showing the location thereof, have been submitted and approved in writing by the Executive Committee of the Corporation. All plans, specifications and plot plans will be reviewed for conformity and harmony of exterior design with existing or prospective structures on the area affected by these protective covenants, and for impact on the construction site or adjoining properties affected by these protective covenants, and present and prospective uses. Whenever any matter, thing, plans, specifications for construction of improvements, plans and
Landlord: Kingstree Office One, LLC

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Landlord	Tenant
January 25, 2008	January 25, 2008

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Kingstree, South Carolina	Lease Agreement
specifications for landscaping, plans and specifications for establishment of parking areas, plans and specifications for construction or erection of signs, or plans and specifications for any other purpose required by these covenants to be submitted to the Executive Committee of the Corporation for approval, action approving or disapproving the same shall be taken and written notice thereof given to the applicant by the Executive Committee within twenty (20) days after the plans have been submitted.
ARTICLE X
COVENANTS SHALL RUN WITH THE LAND
     The protective covenants herein set forth shall be deemed to be covenants running with the land and the same shall be binding upon the grantees and their respective heirs, successors and assigns. All parties claiming by, through or under any one of them shall take, own, hold, convey, hypothecate, lease, rent, use, occupy, and improve the subject property shall be subject to these protective covenants. The owners of any tract of land subject to these protective covenants, by acceptance” of the deed of conveyance, hereby agrees to conform to and observe said protective covenants as to the use of building sites and the construction of improvements thereon. The Williamsburg County Development Corporation, it successors and assigns, or any owner of any tract of land affected hereby shall have the right to sue for and obtain an injunction to prohibit the violation of or to enforce the observance of the protective covenants set forth above or to pursue any other right to remedy at
Landlord: Kingstree Office One, LLC

42

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January 25, 2008	January 25, 2008

9

Kingstree, South Carolina	Lease Agreement
law or inequity, including, but not limited to actions for damages. The failure of any such person or entity to enforce restriction herein set forth at the time of its violation shall in no event be deemed to be a waiver of the right to seek such enforcement as to any subsequent violation. The violation of these protective covenants shall not defeat or render invalid the lien of any mortgage made in good faith for value before or after such violation.
ARTICLE XI
REPURCHASE OF PROPERTY
     There is hereby reserved and granted to the Williamsburg County Development Corporation, its successors and assigns an irrevocable option to purchase from the original grantee or any subsequent owner of any tract affected by these protective covenants at and for the purchase price paid therefore by such original grantee of the Corporation in the event construction of a building or other substantial improvements upon such building site has not been commenced within one (1) year from the date of conveyance of such tract by the Corporation.
ARTICLE XII
SEVERABILITY
     Invalidation of any part of the covenants, conditions, restrictions or reservations imposed hereby, through judgment or order of a court competent jurisdiction, shall in no way affect the remaining provisions hereof, which shall continue and remain in full force and effect.
Landlord: Kingstree Office One, LLC

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Kingstree, South Carolina	Lease Agreement
ARTICLE XIII
TERMINATION AND EXTENSIONS
     The covenants and restrictions imposed hereby shall continue effective for and during the period twenty (20) years from the date hereof; and same shall likewise continue effective in successive ten (10) year periods thereafter, unless and until changed within the initial twenty (20) year period, or any subsequent ten (10) year period, by the mutual consent in writing of the Williamsburg County Development Corporation, and its successors or assigns, and fifty-one (51%) percent of the owners of the building sites hereby restricted.
ARTICLE XIV
ENVIRONMENTAL
     No development shall occur within the 100 year flood plains and jurisdictional wetlands found within the confines of the Williamsburg County Industrial Park.
ARTICLE XV
ENFORCEMENT
     Pursuant to resolution adopted by the Williamsburg County Development Corporation Board of Directors, the Executive Committee of the Williamsburg County Development Corporation has been empowered to serve as the agent acting on behalf of the Corporation concerning matters pertaining to the Industrial Park,
Landlord: Kingstree Office One, LLC

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Kingstree, South Carolina	Lease Agreement
and as such shall enforce these protective covenants and act as specified in the language hereof.
     The within written documents shall be binding upon the Williamsburg County Development Corporation in Williamsburg County, South Carolina, its successor and assigns.
     WITNESS our hands and seals on the day and year first above written.

Signed, sealed and delivered in the presence of:	WILLIAMSBURG COUNTY DEVELOPMENT CORPORATION

/s/ MariAnne P Langley	BY: /s/ Richard L. Treme

Richard L. Treme - Chairman

/s/ Jeannie R. McCrea	ATTEST:	/s/ W. E. Jenkinson

W. E. Jenkinson, III - Secretary
Landlord: Kingstree Office One, LLC

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12

Kingstree, South Carolina	Lease Agreement

STATE OF SOUTH CAROLINA	)
	)	PROBATE
COUNTY OF WILLIAMSBURG	)
     BEFORE me personally appeared the undersigned witness, and made oath that (s)he saw the within Richard L. Treme, as Chairman of the Williamsburg County Development Corporation, sign, seal and as their act and deed, deliver the foregoing written Protective Covenants for the uses and purposes therein contained and that (s)he with the other witness whose signature appears above witnessed the execution thereof.
SWORN to before me, this 4th
day of December, 1998.

/s/ MariAnne P Langley	(SEAL)	/s/ Jeannie R. McCrea

NOTARY PUBLIC OF SOUTH CAROLINA
My Commission expires: 1/24/04
Landlord: Kingstree Office One, LLC

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Landlord	Tenant
January 25, 2008	January 25, 2008

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Kingstree, South Carolina	Lease Agreement

STATE OF SOUTH CAROLINA	)
	)	SECOND AMENDED DECLARATION
COUNTY OF WILLIAMSBURG	)	OF PROTECTIVE COVENANTS
     WHEREAS, the Williamsburg County Development Corporation executed an Amended Declaration of Protective Covenants for the Williamsburg County Industrial Park. The same being recorded in the Office of the Clerk of Court for Williamsburg County in Deed Book A423 at page 295; and
     WHEREAS, the Williamsburg County Development Corporation desires to amend the original Declaration of Protective Covenants and the Amended Declaration of Protective Covenants in Article V, Architectural Design Standard/Height Restrictions, (second sentence thereof) to provide that metal siding on the front of the building will be permitted under certain circumstances
     KNOW ALL MEN BY THESE PRESENTS that the Declaration of Protective Covenants and Amended Declaration of Protective Covenants hereinabove referred to is amended in Article V, Architectural Design Standard / Height Restrictions, to read as follows:
ARTICLE V
ARCHITECTURAL DESIGN STANDARD/HEIGHT
RESTRICTIONS
ARCHITECTURAL DESIGN
The exterior walls of all buildings or other improvements erected in the Park will consist of one or a combination of face brick, concrete block, architectural glass and such other materials as may be approved in writing by the Executive Committee of the Corporation. Metal siding will not be permitted on the side of the building designated as the front or any side adjacent to a street. However, metal siding may be permitted on a front or side that has a minimum of 8’ block or brick or any combination of wall with metal; all of which must be approved in writing by the Executive Committee of the corporation.
Landlord: Kingstree Office One, LLC

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Landlord	Tenant
January 25, 2008	January 25, 2008

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Kingstree, South Carolina	Lease Agreement
     In all other respects, the Declaration of Protective Covenants and Amended Declaration of Protective Covenants shall remain in full force and effect.
     WITNESS our hands and seals on the day and year first above written.

Signed, sealed and delivered in	WILLIAMSBURG COUNTY
the presence of:	DEVELOPMENT CORPORATION

/s/ Stacey P. Nesbitt	BY:	/s/ William T. Collier

William T. Collier - President

/s/ MariAnne P Langley	ATTEST:	/s/ W. E. Jenkinson

W. E. Jenkinson III - Secretary
Landlord: Kingstree Office One, LLC

INITIAL
Landlord	Tenant
January 25, 2008	January 25, 2008

2

Kingstree, South Carolina	Lease Agreement

STATE OF SOUTH CAROLINA COUNTY OF WILLIAMSBURG	) ) )	PROBATE
     BEFORE me personally appeared the undersigned witness, and made oath that (s)he saw the within William T. Collier, as President of the Williamsburg County Development Corporation, sign, seal and as his act and deed, deliver the foregoing written Agreement for the uses and purposes therein contained and that (s)he with the other witness whose signature appears above witnessed the execution thereof.

SWORN to before me
this 17 day of March 2003
/s/ Stacey P. Nesbitt
/s/ MariAnne P Langley (SEAL)
NOTARY PUBLIC OF SOUTH CAROLINA
My Commission expires: 1/24/04
Landlord: Kingstree Office One, LLC

INITIAL
Landlord	Tenant
January 25, 2008	January 25, 2008

3

Kingstree, South Carolina	Lease Amendment Number One (1)
LEASE AMENDMENT
NUMBER ONE (1)
TO
PURE NET LEASE AGREEMENT
SINGLE-TENANT BUILDING
Sykes Customer Support Center
Williamsburg Cooperative Commerce Center
58 Commerce Drive
Kingstree, South Carolina 29556
Tenant
SYKES ENTERPRISES, INCORPORATED
a Florida corporation
400 North Ashley Drive, Suite 2800
Tampa, Florida 33602
Tenant Federal Tax ID Number: 56-138-34-60
Tenant Telephone Number: 1-813-274-1000
Tenant Fax Number: 1-813-470-3735
Tenant E-mail Address: ronald.peaguirre@sykes.com
Landlord
KINGSTREE OFFICE ONE, LLC
a Florida limited liability company
2200 Cortelyou Road
Charlotte, North Carolina 28211-3838
Landlord Tax Number:
Telephone Number: 1-704-366-1811
Landlord: Kingstree Office One, LLC

1

INITIAL
Landlord	Tenant
February 12, 2008	February 12, 2008

Kingstree, South Carolina	Lease Amendment Number One (1)

STATE OF SOUTH CAROLINA	LEASE AMENDMENT NUMBER ONE LEASE AGREEMENT
COUNTY OF WILLIAMSBURG	SYKES CUSTOMER SUPPORT CENTER
     THIS LEASE AMENDMENT NUMBER ONE (1) made and entered into on the 12th day of February 2008 is to that certain Lease Agreement made and entered into on the 22nd day of January 2008 (the “Effective Date”) by and between Kingstree Office One, LLC, a Florida limited liability company whose address is: 2200 Cortelyou Road, Charlotte, North Carolina 28211-3838, Owner of Sykes Customer Support Center, 58 Commerce Drive, Kingstree, South Carolina 29556, otherwise known and hereinafter referred to as (“Landlord”); and Sykes Enterprises, Incorporated, whose address is: 400 North Ashley Drive, Suite 2800, Tampa, Florida 33602 otherwise known and hereinafter referred to as Tenant (“Lease”). Landlord and Tenant jointly hereinafter referred to as (“Parties”). This Lease Amendment Number One (1) hereinafter referred to as (“Amendment No. One (1)”). Defined Terms are identified throughout the Lease; see Article Thirty-three (33) in the Lease for additional Defined Terms all of which apply to this Amendment No. One (1) as if repeated in this Amendment No. One (1).
W I T N E S S E T H:
The Parties agree for themselves, their heirs, successors and assigns, as follows:
Contingency: Landlord did not and does not own the Real Property defined in the Lease on the date Tenant and Landlord executed the Lease and does not own the Real Property on the date of this Amendment No. One (1). Landlord has entered into an “Agreement for Purchase and Sale of Real Property” to purchase the Real Property, is doing purchaser due diligence on the date hereof and expects to close on or before March 14, 2008. In the event Landlord is unable to close on the purchase of the Real Property prior to March 15, 2008 for any reason, Landlord may terminate the Lease as amended as if it had never existed by delivering written notice to Tenant. All representations of Kingstree Office One, LLC, in the Lease and this Amendment No. One (1) as to ownership of the Real Property are subject to the provisions of this Contingency,
ARTICLE TWO (2)
Term
(Modified as follows)
SECTION 2.1 This Lease shall be for a period of twenty (20) years (“Lease Term”), commencing on March 15, 2008, hereinafter referred to as the “Commencement Date” and fully and absolutely ending on March 14, 2028 (the “Ending Date”) unless extended or shortened as provided for in this Lease.
Notwithstanding anything contained in the Lease to the contrary everywhere March 1, appears it is replaced by March 15.
Notwithstanding anything contained in the Lease to the contrary everywhere February 28, appears it is replaced by March 14.
Except as otherwise provided in this Amendment No. One (1) all other terms and conditions of the Lease as amended shall remain unchanged and in full force and effect.
Landlord: Kingstree Office One, LLC

2

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Landlord	Tenant
February 12, 2008	February 12, 2008

Kingstree, South Carolina	Lease Amendment Number One (1)
          IN WITNESS WHEREOF, the Parties hereto have caused this Lease Amendment No. One (1) to be executed by its duly authorized officers pursuant to authority duly given by its Board of Directors; all the day and year first above written.

Tenant:
SYKES ENTERPRISES, INCORPORATED

By:	/s/ W. Michael Kipphut
W. Michael Kipphut,
Senior Vice President
and Chief Financial Officer

Landlord:
KINGSTREE OFFICE ONE, LLC

By:	/s/ David P. Reule
David P. Reule
President
STATE OF FLORIDA
HILLSBOURGH COUNTY
I, a Notary Public of the County and State aforesaid, certify that W. Michael Kipphut, Senior Vice President and Chief Financial Officer, personally appeared before me this day and acknowledged the execution of the foregoing instrument as an act of Sykes Enterprises, Incorporated a Florida corporation. Witness my hand and official stamp or seal, this 12th day of February, 2008.

/s/ Orchid Santiago
Notary Public

9/7/09
My Commission Expires
Landlord: Kingstree Office One, LLC

3

INITIAL
Landlord	Tenant
February 12, 2008	February 12, 2008

Kingstree, South Carolina	Lease Amendment Number One (1)
STATE OF FLORIDA
HILLSBOURGH COUNTY
I, a Notary Public of the County and State aforesaid, certify that David P. Reule, President, Kingstree Office One, LLC personally appeared before me this day and acknowledged the execution of the foregoing instrument as an act of Kingstree Office One, LLC a Florida limited liability company. Witness my hand and official stamp or seal, this 12th day of February, 2008.

/s/ Orchid Santiago
Notary Public

9/7/09
My Commission Expires
Landlord: Kingstree Office One, LLC
4

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Landlord	Tenant
February 12, 2008	February 12, 2008

Kingstree, South Carolina	Lease Amendment Number Two (2)
LEASE AMENDMENT
NUMBER TWO (2)
TO
PURE NET LEASE AGREEMENT
SINGLE-TENANT BUILDING
Sykes Customer Support Center
Williamsburg Cooperative Commerce Center
58 Commerce Drive
Kingstree, South Carolina 29556
Tenant
SYKES ENTERPRISES, INCORPORATED
a Florida corporation
400 North Ashley Drive, Suite 2800
Tampa, Florida 33602
Tenant Federal Tax ID Number: 56-138-34-60
Tenant Telephone Number: 1-813-274-1000
Tenant Fax Number: 1-813-470-3735
Tenant E-mail Address: ronald.peaguirre@sykes.com
Landlord
KINGSTREE OFFICE ONE, LLC
a Florida limited liability company
2200 Cortelyou Road
Charlotte, North Carolina 28211-3838
Landlord Tax Number:
Telephone Number: 1-704-366-1811

Landlord: Kingstree Office One, LLC	1

INITIAL
Landlord	Tenant
May 28, 2008	May 28, 2008

Kingstree, South Carolina	Lease Amendment Number Two (2)

STATE OF SOUTH CAROLINA	LEASE AMENDMENT NUMBER TWO
LEASE AGREEMENT
COUNTY OF WILLIAMSBURG	SYKES CUSTOMER SUPPORT CENTER
     THIS LEASE AMENDMENT NUMBER TWO (2) made and entered into effective as of the 25th day of January, 2008 is to that certain Lease Agreement made and entered into on the 25th day of January 2008 (the “Effective Date”) by and between Kingstree Office One, LLC, a Florida limited liability company whose address is: 2200 Cortelyou Road, Charlotte, North Carolina 28211-3838, Owner of Sykes Customer Support Center, 58 Commerce Drive, Kingstree, South Carolina 29556, otherwise known and hereinafter referred to as (“Landlord”); and Sykes Enterprises, Incorporated, whose address is: 400 North Ashley Drive, Suite 2800, Tampa, Florida 33602 otherwise known and hereinafter referred to as Tenant (“Lease”). Landlord and Tenant jointly hereinafter referred to as (“Parties”). This Lease Amendment Number Two (2) shall hereinafter be referred to as (“Amendment No. Two (2)”). The Defined Terms identified throughout the Lease, including those contained in Article Thirty-three (33) in the Lease, all apply to this Amendment No. Two (2) as if repeated in this Amendment No. Two (2).
W I T N E S S E T H:
          WHEREAS, the parties acknowledge that the Lease will constitute a related party transaction between Landlord and Tenant; and
          WHEREAS, the lease contains a contingency which allows for the Landlord to terminate the Lease in the event it is not able to acquire the Real Property on or before February 29, 2008; and
          WHEREAS, the parties desire for there to be a contingency which allows for the Tenant to terminate the Lease in the event that the Board of Directors of Tenant do not approve the Lease and grant a waiver of Tenant’s Code of Ethics regarding related party transactions and/or transactions involving a conflict of interest; and
          WHEREAS, the parties desire that the Tenant be given a right of first refusal to purchase the Real Property in the event the Landlord desires to sell it to a third party.
          NOW THEREFORE, in consideration of the covenants, obligations and agreements of the parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree that the Lease shall be amended by adding the following Articles THIRTY-SEVEN and THIRTY-EIGHT as follows:

Landlord: Kingstree Office One, LLC	2

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Landlord	Tenant
May 28, 2008	May 28, 2008

Kingstree, South Carolina	Lease Amendment Number Two (2)
ARTICLE THIRTY-SEVEN (37)
APPROVAL OF TENANT’S BOARD OF DIRECTORS
Section 37.1 In the event that this Lease Agreement is not approved by the Tenant’s Audit Committee and full Board of Directors on or before May 22, 2008, Tenant may terminate this Lease Agreement as if it had never existed by delivering written notice to Landlord. In the event Tenant does not deliver written notice to Landlord prior to May 26, 2008 that the Lease was not approved, the Lease as amended shall remain in full force and effect under the terms and conditions set forth in the Lease as amended.
ARTICLE THIRTY-EIGHT (38)
RIGHT OF REFUSAL TO PURCHASE THE REAL PROPERTY
Section 38.1. Landlord grants to Tenant the right of first refusal to purchase the Real Property upon the following terms and conditions (the “ROFR”):
Section 38.1.1 In the event that Landlord receives a bona fide offer to purchase the Real Property, or desires to sell the Real Property to any third party other than Tenant, Landlord shall first offer the right to purchase the Real Property to Tenant.
Section 38.1.2 Landlord shall offer the Real Property to Tenant in writing (the “ROFR Notice”). The ROFR Notice shall include the offered purchase price and closing date.
Section 38.1.3 Tenant shall have fourteen (14) days from its receipt of the ROFR Notice in which accept the right to purchase the Real Property. Acceptance of the right to purchase the Real Property must be made in writing to Landlord. If Tenant desires to purchase the Real Property, not later than twenty (20) days from its receipt of the ROFR Notice, it shall execute and deliver to the Landlord a purchase contract containing the same purchase price and closing date as set forth in the ROFR Notice, and other standard terms and conditions customary for commercial real estate purchase contracts in South Carolina. Tenant may, but is not required to, reject the Offer by written notice to Landlord. If Tenant does not either accept or reject the Offer in such fourteen (14) day period, or after acceptance, fails to deliver the purchase contract as required above, the ROFR shall be deemed rejected. If Tenant submits a counter-offer, Landlord may consider it, but shall not be required to accept any counter-offer and only delivery by Tenant to Landlord of a notice of acceptance and a signed original of the required purchase contract within the time periods set forth above, shall constitute acceptance of the ROFR.
Section 38.1.4 If Tenant rejects the ROFR, or makes a counter-offer that is not accepted by the Landlord, Landlord shall be free to sell the Real Property to the third party for a price at least as much as set forth in the ROFR Notice. If Landlord agrees to sell the Real Property for a price less than set forth in the ROFR Notice, then Tenant’s ROFR shall be re-activated, and Landlord shall send a new ROFR Notice to Tenant, whose fourteen (14) day approval period shall run again in accordance with Section 38.1.3 above.
Section 38.1.5 If the Landlord does not sell the Real Property within seven (7) months following the date of an ROFR Notice, the Real Property shall remain subject to the ROFR as stated herein.

Landlord: Kingstree Office One, LLC	3

INITIAL
Landlord	Tenant
May 28, 2008	May 28, 2008

Kingstree, South Carolina	Lease Amendment Number Two (2)
Section 38.1.6. All written notices required herein shall be sent to the parties at the addresses and pursuant to the methods described in Article 30 of this Lease (the “Communications Provision”).

Tenant: SYKES ENTERPRISES, INCORPORATED
By:	/s/ James T. Holder
James T. Holder
Senior Vice President and General Counsel

Landlord: KINGSTREE OFFICE ONE, LLC
By:	/s/ David P. Reule
David P. Reule
President

STATE OF FLORIDA
HILLSBOURGH COUNTY
I, a Notary Public of the County and State aforesaid, certify that James T. Holder, Senior Vice President and General Counsel, personally appeared before me this day and acknowledged the execution of the foregoing instrument as an act of Sykes Enterprises, Incorporated a Florida corporation. Witness my hand and official stamp or seal, this 28th day of May, 2008.

Notary Public

My Commission Expires

Landlord: Kingstree Office One, LLC	4

INITIAL
Landlord	Tenant
May 28, 2008	May 28, 2008

Kingstree, South Carolina	Lease Amendment Number Two (2)
STATE OF NORTH CAROLINA
MECKLENBURG COUNTY
I, a Notary Public of the County and State aforesaid, certify that David P. Reule, President, Kingstree Office One, LLC personally appeared before me this day and acknowledged the execution of the foregoing instrument as an act of Kingstree Office One, LLC a Florida limited liability company. Witness my hand and official stamp or seal, this 28th day of May, 2008.

Notary Public

My Commission Expires

Landlord: Kingstree Office One, LLC	5

INITIAL
Landlord	Tenant
May 28, 2008	May 28, 2008